                                                          [LOGO GRAPHIC OMITTED]


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                                Table of Contents
                                -----------------
                                                                  Page
                                                                  ----
                              Section I - Overview


Company Information                                                 2

Quarterly Highlights                                                3

Portfolio Snapshot                                                  4

Organizational Chart                                                5

Executive Management Team                                           6

                       Section II - Net Asset Valuation(1)

Net Asset Value Summary                                             7

Net Asset Value Calculation                                         8

                       Section III - Financial Information

Market Capitalization                                               9

Shareholder Information                                            10

Income Statements                                                  11

Income Statements - by Segment (Retail & Multi-Family)             12

Net Operating Income - Same Property Performance                   13

Funds from Operations                                              14

                                                                  Page
                                                                  ----

Balance Sheets                                                     15

Selected Operating Ratios                                          16

Debt Analysis - Wholly Owned and Unconsolidated Subsidiaries       17

Debt Maturity Schedule                                             19

                       Section IV - Portfolio information

Portfolio Overview  - By Region and Property Type                  20

Commercial Properties by Region - Summary                          21

Commercial Properties by Region - Detail                           22

Top 25 Tenants                                                     26

Anchor Tenant Summary                                              27

Lease Expirations                                                  35

Residential Properties                                             41

Properties under Redevelopment                                     42

Unencumbered Properties                                            43


(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in NAV occurs.



                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this Quarterly Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                               Company Information
                               -------------------

Acadia Realty Trust ("Acadia"), is a fully integrated and self-managed real estate investment trust focused primarily on the ownership, acquisition, redevelopment and management of neighborhood and community shopping centers. All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (the "Operating Partnership") which was 71% controlled by Acadia as of March 31, 2000.

As of March 31, 2000, Acadia owns or has an ownership interest in fifty-eight properties, consisting of forty-seven neighborhood and community shopping centers, three enclosed malls, two mixed-use properties (one retail/office property which is currently held for sale and one retail/residential property), five multi-family properties and one redevelopment property, all located in the Eastern and Midwestern regions of the United States.


Corporate Headquarters         20 Soundview Marketplace          Research Coverage           Donaldson, Lufkin & Jenrette
                               Port Washington, NY 11050-2221                                Larry Raiman
                                                                                             (212) 892-2380
New York Stock Exchange        Symbol AKR

Web Site                       www.acadiarealty.com              Investor Relations          Jon Grisham
                                                                                             Vice President
                                                                                             (516) 767-7550
                                                                                              jgrisham@acadiarealty.com


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                               Quarter Highlights
                               ------------------

o On a per share basis (basic and fully diluted), FFO increased 10% to $0.21 in the first quarter 2000, up from $0.19 in the first quarter 1999. Total FFO for the first quarter 2000 was $7.5 million compared to $7.1 million in the first quarter 1999. Same property net operating income for the first quarter increased 4.5% over first quarter 1999. Net income for the first quarter 2000 was $1.9 million, or $0.07 per share, compared with $765,000, or $0.03 per share for first quarter 1999.

o Significant leasing accomplishments during the quarter included the signing of a lease with Ames Department Stores for the 76,000 square foot anchor space at the New Loudon Center in Latham, NY. The Company also signed leases with Home Goods (a TJX Company) for 37,000 square foot of anchor space at the Bloomfield Town Square in Bloomfield, MI and with SteinMart for 36,000 square feet at the Northside Mall in Dothan, AL.

o During the quarter, the Company completed several financings and refinancings. Notably, Acadia closed on a $59 million secured non-recourse financing line with the Dime Savings Bank of New York. Approximately $30 million of the line was used to pay off the balance of a maturing $53 million, seven property financing with John Hancock Life Insurance Company ($23 million was paid off earlier in the year). The new floating rate financing, which is secured by five of these seven properties, was 117 basis points below the former John Hancock debt at the time of refinancing. The balance of the loan ($23 million) may be drawn down over the next 12 months on an as-needed basis. The remaining two properties are currently unencumbered.

o During the first quarter of 2000, Acadia continued repurchasing its stock. As of March 31, 2000, the Company has repurchased a total of 868,200 shares for $4.4 million. As previously announced, the Company is authorized to repurchase up to $10,000,000 of its currently outstanding common shares on the open market. The program may be discontinued or extended at any time and there is no assurance that the Company will purchase the full amount authorized.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                               Portfolio Snapshot
                               ------------------




                               [GRAPHIC OMITTED]






-----------------------------------------------------
 58 retail and multi-family properties

 Approximately 11 million square feet of GLA

 19 Eastern and Midwestern states represented
------------------------------------------------------


Headquarters - New York

Regional Offices - Bloomfield, Hills, MI
                   Columbia, SC
                   Kingston, PA
                   Woonsocket, RI

Retail Properties - (Map of properties omitted)

Multi-Family Properties - (Map of properties omitted)

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                              Organizational Chart
                              --------------------










                               [GRAPHIC OMITTED]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                            Executive Management Team
                            -------------------------

Ross Dworman                Chairman of the Board and          Mr. Dworman is responsible for long-term strategic planning
                            Chief Executive Officer            for the Company. Mr. Dworman was President and Chief Executive
                                                               Officer of RD Capital, Inc. from 1987 until the merger of RD
                                                               Capital with Mark Centers Trust in August of 1998, forming
                                                               Acadia Realty Trust. From 1984 to 1987, Mr. Dworman was an
                                                               associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy-outs and real estate investment, and from 1981 until 1984, he was a Financial Analyst for Salomon, Inc. Mr.
                                                               Dworman received his Bachelor of Arts Degree from the
                                                               University of Pennsylvania.


Kenneth F. Bernstein        President                          Mr. Bernstein is responsible for running all day to day
                                                               activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief
                                                               Operating Officer of RD Capital, Inc. from 1990 until the
                                                               merger of RD Capital with Mark Centers Trust in August of
                                                               1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD
                                                               Capital and its management companies, Acadia Management
                                                               Company LLC and Sound View Management LLC. Prior to joining RD
                                                               Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of
                                                               Vermont and his Juris Doctorate from Boston University School of Law.



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 1999(1)

                             PORTFOLIO BREAKDOWN AND
                        NET ASSET VALUE ('NAV') ANALYSIS
                        --------------------------------

                                          Private Basis
                      % of GLA            Cap Rate Range            % of GAV       % of NAV
Retail:
Class A                14%           9.00%     to      9.50%          30%             37%

Class B                37%           9.50%     to     10.00%          36%             41%

Class C                14%          10.50%     to     11.00%           9%              6%

Class D                12%          11.50%     to     12.00%           5%              1%

Mixed-Use               5%          11.00%     to     11.50%           5%              3%

Residential            18%           9.25%     to      9.75%          15%             12%
                      ---            ----------------------          ---             ---
Total                 100%           9.60%     to     10.10%         100%            100%
                      ===            ======================          ===             ===

Equivalent Public Basis             10.60%     to     11.15%
                                    =======================


Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in NAV occurs.

Private capitalization rates are based on private-basis NOI's. Private-basis NOI's are equal to public-basis NOI's less:

   (1) straight-line rents, (2) structural reserves of $0.15 per square foot for retail properties and $300 per unit reserve for residential properties and
   (3) 4% imputed management fees on effective rents.

   The above capitalization rates are based on those in currently in place and are subject to future changes.

   A,B,C & D Classifications are determined based on factors including market demographics, location, barriers to entry and strength of tenants.

   Reference page 10 for additional notes related to portfolio valuation.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 1999(1)

                       Net Asset Value ('NAV') Calculation
                       -----------------------------------
                             (amounts in thousands)

                                                                          Notes
                                                                          -----

Net Operating income (4Q99):
    Consolidated Properties                                                                    $ 16,388
    Unconsolidated Joint Ventures                                                                   590
                                                                                               --------
                              Total NOI (4Q99)                                                   16,978

Adjustments to 4Q99 NOI                                                                          (1,400)
                                                                                               --------
Adjusted quarterly NOI                                                                           15,578
                                                                                                    x 4
                                                                                               --------
Adjusted annual NOI                                                                              62,312

Less straight-line ("S/L") rents                                                                 (1,400)
                                                                                               --------
PUBLIC BASIS ANNUALIZED NOI (Excluding S/L Rents)                            (3),(5)             60,912

Structural reserves                                                          (2)                 (2,100)
Imputed management fees (4%)                                                                     (3,600)
                                                                                               --------
PRIVATE BASIS ANNUALIZED NOI                                                                   $ 55,212
                                                                                               --------


CAP RATE RANGE USED FOR VALUATION:                                           (4)
   Private Basis                                                                                   9.60%            10.10%
   Equivalent Public Basis                                                                        10.59%            11.14%
                                                                                               --------          --------
Gross market value of real estate                                                               575,125           546,653

Value of other net assets                                                    (6)                 38,000            38,000

Property not yet operational (at cost)                                                            7,000             7,000
                                                                                               --------          --------
GROSS MARKET VALUE OF ASSETS                                                                    620,125           591,653



Mortgage debt - Consolidated properties                                                        (326,651)         (326,651)
              - Unconsolidated Joint Ventures                                                   (17,255)          (17,255)

Preferred equity                                                                                 (2,212)           (2,212)

Minority interest in majority owned partnerships                                                 (2,500)           (2,500)
                                                                                               --------          --------
NET MARKET VALUE OF ASSETS                                                                      271,507           243,035

Common shares and units outstanding                                                              36,208            36,208
                                                                                               --------          --------
NAV PER COMMON SHARE                                                                           $   7.50           $  6.71
                                                                                               --------          --------
SHARE PRICE - MARCH 21, 2000                                                                   $  5.438           $ 5.438
                                                                                               --------          --------
PRICE / NET ASSET VALUE                                                                              73%               81%


Notes:

(1) The enclosed Net Asset Value ("NAV") calculation is computed as of December 31, 1999. NAV is computed at the end of each year and will be updated during the year only if a significant change in NAV occurs.

(2) Structural reserves represent a $0.15 per square foot replacement reserve for retail properties and $300 per unit reserve for residential properties.

(3) The above values exclude the value of third party management contracts, anticipated profits from redevelopments and any transaction costs associated with liquidating the properties.

(4) The above capitalization rates are based on those currently in place and are subject to future changes.

(5) Based upon annualization of 4th quarter NOI, adjusted downward for seasonality and certain non-recurring items.

(6) Value of other net assets is comprised of the following:
    Cash and cash equivalents                                   $35,340
    Cash in escrow                                                9,707
    Rents receivable, net of allowance and unbilled
          (straight-line) rent                                    4,962
    Prepaid expenses                                              2,952
    Due from related parties                                         19
    Accounts payable and accrued expenses                        (6,385)
    Distributions payable                                        (4,371)
    Other liabilities                                            (4,224)
                                                                -------
                                                                $38,000
                                                                =======

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                           Total Market Capitalization
                           ---------------------------

                                                                                                                 Percent of
                                                                    Percent of                                  Total Market
                                                                   Total Equity                                Capitalization
                                                                   ------------                                --------------

Total Common Shares Outstanding                                       69.9%                    25,294,463(1)
Common O.P. Units                                                     29.0%                    10,484,143
                                                                                            -------------
Combined Common Shares and O.P. Units                                                          35,778,606

Market Price as of March 31, 2000                                                           $       5.250
                                                                                            -------------
Equity Capitalization - Common Shares and O.P. Units                                          187,837,682

Preferred O.P. Units - at cost(2)                                      1.2%                     2,212,000
                                                                     -----                  -------------
Total Equity Capitalization                                          100.0%                   190,049,682            38.1%
                                                                     -----
Debt Capitalization                                                                           308,229,740            61.9%
                                                                                            -------------           -----
Total Market Capitalization                                                                 $ 498,279,422           100.0%
                                                                                            -------------           -----



Weighted Average Outstanding Common Shares and O.P. Units
---------------------------------------------------------

                                                                          Common
                                                                         Shares(1)             O.P. Units        Total
                                                                         --------              ----------        -----
Quarter ended March 31, 2000                                             25,476,098            10,484,143      35,960,241

Quarter ended March 31, 1999                                             25,419,215            11,184,143      36,603,358


Notes:

(1) As of March 31, 2000, the Company had purchased 824,752 shares (net of reissuance of 43,448 shares) under its Stock Repurchase Program.

(2) In connection with the 1999 acquisition of the Pacesetter Park Shopping Center, the Company issued 2,212 Preferred O.P. Units which are reflected above at their stated cost of $1,000 per unit.

                               [GRAPHIC OMITTED]


Total Market Capitalization

Common Shares           26.7%
Common O.P. Units       11.0%
Preferred O.P. Units     0.4%
Fixed-Rate Debt         40.1%
Variable-Rate Debt      21.7%

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                             Shareholder Information
                             -----------------------


             Twelve Largest Institutional/Non-Retail Shareholders(1)


                                                                                      Percent of Out-
Shareholder                                                          Shares Held      standing Shares
-----------                                                          -----------      ---------------
Yale University                                                         3,366,616            13.3%
Rothschild Realty Investors II L.L.C.                                   3,266,667            12.9%
Howard Hughes Medical Institute                                         2,266,667             9.0%
The Board of Trustees of the Leland Stanford Junior University          2,133,333             8.4%
Harvard Private Capital Realty, Inc.                                    2,000,000             7.9%
The Vanderbilt University                                               1,346,647             5.3%
TRW Master Trust                                                        1,200,000             4.7%
Carnegie Corporation of New York                                          942,653             3.7%
Morgan Stanley Asset Management                                           452,700             1.8%
CS First Boston Inc.                                                      419,000             1.7%
Yale University Retirement Plan for Staff Employees                       403,994             1.6%
First Manhattan Company                                                   394,005             1.6%
                                                                       ----------            ----
Total of Twelve Largest Institutional/Non-Retail Shareholders          18,192,282            71.9%
                                                                       ----------            ----
Total of all Institutional/Non-Retail Shareholders                     19,068,518            75.4%
                                                                       ==========            ====


                                      Operating Partnership
                                        Unit Information
                                        ----------------

                                                                                       Percent of
                                                                                    Total O.P. Units
                                                                                    ----------------
Institutional/Non-Retail O.P. Unit Holders                             7,571,286         72.2%
Employee/Director O.P. Unit Holders                                    1,748,043         16.7%
Other O.P. Unit Holders                                                1,164,814         11.1%
                                                                      ----------        -----
Total O.P. Units                                                      10,484,143        100.0%
                                                                      ==========        =====


(1) Based on Schedule 13D filings with the U.S. Securities and Exchange Commission.

                               [GRAPHIC OMITTED]

               Total Share/O.P. Unit Ownership (Combined)


Institutional/Non-Retail Share & O.P. Unit Holders         26,639,804
Retail Shareholders                                         6,225,945
Employee/Director O.P. Unitholders                          1,748,043
Other O.P. Unitholders                                      1,164,814
                                                           ----------
Total Equity                                               35,778,606

                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                          MARCH 31, 2000


Statements of Operations - Including Joint Venture Activity(1)
--------------------------------------------------------------
                          (in thousands)

------------------------------------------------------------------------------------------------------------------------

                                                          Current Quarter                    Historic Quarter

                                                              3 months                          3 months
                                                           ended March 31,                  ended March 31,
                                                               2000                              1999
------------------------------------------------------------------------------------------------------------------------

                                             Wholly Owned       JV       Total    Wholly Owned      JV        Total
                                             ------------   --------    --------  ------------  ---------   --------
PROPERTY REVENUES
Minimum rents                                   $ 18,441    $    597    $ 19,038    $ 17,353    $    613    $ 17,966
Percentage rents                                     751          55         806         787          27         814
Expense reimbursements                             3,844         244       4,088       3,458         230       3,688
Other property income                                237          17         254         244          14         258
                                                --------    --------    --------    --------    --------    --------
                                                  23,273         913      24,186      21,842         884      22,726
                                                --------    --------    --------    --------    --------    --------
PROPERTY EXPENSES
Property operating                                 5,300          74       5,374       5,158          82       5,240
Real estate taxes                                  2,713         149       2,862       2,551         145       2,696
                                                --------    --------    --------    --------    --------    --------
                                                   8,013         223       8,236       7,709         227       7,936
                                                --------    --------    --------    --------    --------    --------
NET OPERATING INCOME - PROPERTIES                 15,260         690      15,950      14,133         657      14,790


OTHER INCOME (EXPENSE)
Property management and leasing - Home office       (686)         --        (686)       (723)         --        (723)
General and administrative                        (1,293)         --      (1,293)     (1,466)         --      (1,466)
Interest income                                      330          --         330         246          --         246
Management income                                    250          --         250         156          --         156
Other income                                          10          --          10           6          --           6
                                                --------    --------    --------    --------    --------    --------
EBIDTA                                            13,871         690      14,561      12,352         657      13,009

Depreciation and amortization                     (5,015)       (163)     (5,178)     (4,686)       (162)     (4,848)
Interest expense                                  (6,355)       (327)     (6,682)     (5,424)       (312)     (5,736)
Loss on sale of properties                            --          --          --      (1,284)         --      (1,284)
                                                --------    --------    --------    --------    --------    --------
Income before minority interest                    2,501         200       2,701         958         183       1,141

Minority interest                                   (827)         --        (827)       (376)         --        (376)
                                                --------    --------    --------    --------    --------    --------
NET INCOME                                      $  1,674    $    200    $  1,874    $    582    $    183    $    765
                                                ========    ========    ========    ========    ========    ========


(1) Quarterly results for 2000 and 1999 are unaudited. Although 2000 results reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the company's Forms 10K and 10Q for the corresponding periods.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000


                     Statements of Operations - by Segment(1)
                     ----------------------------------------
                                 (in thousands)

-----------------------------------------------------------------------------------------------------------------------------------

                                                      Current Quarter                              Historic Quarter

                                                         3 months                                      3 months
                                                      ended March 31,                               ended March 31,
                                                           2000                                          1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Multi-                                          Multi-
                                        Retail      Family    Corporate     Total       Retail      Family    Corporate     Total
                                       --------    --------   ---------    --------    --------    --------   ---------   ---------
PROPERTY REVENUES
Minimum rents                          $ 15,399    $  3,639    $     --    $ 19,038    $ 14,419    $  3,547    $     --    $17,966
Percentage rents                            806          --          --         806         814          --          --        814
Expense reimbursements                    4,088          --          --       4,088       3,688          --          --      3,688
Other property income                       102         152          --         254         111         147          --        258
                                       --------    --------    --------    --------    --------    --------    --------    -------
                                         20,395       3,791          --      24,186      19,032       3,694          --     22,726
                                       --------    --------    --------    --------    --------    --------    --------    -------
PROPERTY EXPENSES
Property operating                        4,173       1,201          --       5,374       4,066       1,174          --      5,240
Real estate taxes                         2,638         224          --       2,862       2,480         216          --      2,696
                                       --------    --------    --------    --------    --------    --------    --------    -------
                                          6,811       1,425          --       8,236       6,546       1,390          --      7,936
                                       --------    --------    --------    --------    --------    --------    --------    -------
NET OPERATING INCOME - PROPERTIES        13,584       2,366          --      15,950      12,486       2,304          --     14,790


OTHER INCOME (EXPENSE)
Property management and leasing
   - Home office                             --          --        (686)       (686)         --          --        (723)      (723)
General and administrative                   --          --      (1,293)     (1,293)         --          --      (1,466)    (1,466)
Interest income                              --          --         330         330          --          --         246        246
Management income                            --          --         250         250          --          --         156        156
Other income                                 --          --          10          10          --          --           6          6
                                       --------    --------    --------    --------    --------    --------    --------    -------
EBIDTA                                   13,584       2,366      (1,389)     14,561      12,486       2,304      (1,781)    13,009

Depreciation and amortization            (4,558)       (498)       (122)     (5,178)     (4,384)       (433)        (31)    (4,848)
Interest expense                         (5,566)     (1,066)        (50)     (6,682)     (4,718)     (1,018)         --     (5,736)
Loss on sale of properties                   --          --          --          --      (1,284)         --          --     (1,284)
                                       --------    --------    --------    --------    --------    --------    --------    -------
Loss before minority interest             3,460         802      (1,561)      2,701       2,100         853      (1,812)     1,141

Minority interest in Operating
   Partnership                               --          --        (827)       (827)         --          --        (376)      (376)
                                       --------    --------    --------    --------    --------    --------    --------    -------
NET INCOME (LOSS)                      $  3,460    $    802    $ (2,388)   $  1,874    $  2,100    $    853    $ (2,188)   $   765
                                       ========    ========    ========    ========    ========    ========    ========    =======


(1) Quarterly results for 2000 and 1999 are unaudited. Although 2000 results reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period, they are subject to adjustment. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Forms 10Q for the corresponding periods. Retail segment includes two mixed use properties with retail components.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

             Net Operating Income (NOI) - Same Store Performance(1)
             ------------------------------------------------------
                                 (in thousands)

                                                       Current Year-to-date     Historical Year-to-date
                                                              3 Month                   3 Month
                                                           Period ended               Period ended
                                                             March 31,                 March 31,
                                                               2000                       1999
                                                        --------------------    -----------------------
NOI - Consolidated properties                                $ 15,260                   $ 14,133
NOI - Unconsolidated partnerships                                 690                        657
                         Total NOI                             15,950                     14,790
                                                             --------                   --------
Less straight-line rent                                          (295)                      (330)
NOI - Properties Acquired                                        (855)                      (149)
NOI - Properties Sold                                             (15)                      (167)
                                                             --------                   --------
                     Same Property NOI                       $ 14,785                   $ 14,144
                                                             ========                   ========
                Growth in Same Property NOI                      4.5%








(1) The above amounts includes the activity related to the Company's equity in the earnings of unconsolidated subsidiaries.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000


                         Funds from Operations (FFO)(1)
                         ------------------------------
                                 (in thousands)

                                                            Current Quarter         Historic Quarter

                                                                3 months                3 months
                                                            ended March 31,          ended March 31,
                                                                  2000                    1999
                                                        -------------------------------------------------
Net Income                                                            $1,874             $  765

Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                        4,737              4,514
     Unconsolidated subsidiaries                                         156                155
Income attributable to
  Operating Partnership Units                                            780                376
Loss on sale of properties                                                --              1,284
                                                                      ------             ------
Funds from Operations                                                 $7,547             $7,094
                                                                      ======             ======
Funds from Operations per share(2)                                    $ 0.21             $ 0.19
                                                                      ======             ======


(1) Quarterly results for 2000 and 1999 are unaudited. They reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period.

    Generally, NAREIT defines FFO as net income (computed in accordance with generally accepted accounting principles) before gains (losses) on sales of property, plus depreciation on real estate and amortization of capitalized leasing costs, and after adjustments for unconsolidated partnerships and joint ventures on the same basis.

(2) Assumes full conversion of O.P. Units into Common Shares.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000


                           Consolidated Balance Sheets
                           ---------------------------
                                 (in thousands)
                                                    March 31,     December 31,
                                                      2000            1999
                                                    ---------     ------------
ASSETS

Real estate
Land                                                $  81,956      $  81,956
Buildings and improvements                            478,512        477,573
Properties under development                           11,381          9,992
                                                    ---------      ---------
                                                      571,849        569,521
Less: accumulated depreciation                        (95,200)       (90,932)
                                                    ---------      ---------
  Net real estate                                     476,649        478,589

Property held for sale                                 13,068         13,227
Cash and cash equivalents                              13,203         35,340
Cash in escrow                                         10,419          9,707
Investments in unconsolidated partnerships              7,160          7,463
Rents receivable, net                                   8,171          8,865
Prepaid expenses                                        2,647          2,952
Deferred charges, net                                  13,691         12,374
Other assets                                            2,323          2,286
                                                    ---------      ---------
                                                    $ 547,331      $ 570,803
                                                    =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                              $ 308,230      $ 326,651
Accounts payable and accrued expenses                   5,827          6,385
Dividends and distributions payable                     4,344          4,371
Other liabilities                                       3,649          4,224
                                                    ---------      ---------
  Total liabilities                                   322,050        341,631
                                                    ---------      ---------
Minority interest in Operating Partnership             73,984         74,462
Minority interests in majority owned partnerships       2,220          2,223
                                                    ---------      ---------
  Total minority interests                             76,204         76,685
                                                    ---------      ---------
Shareholders' equity:
Common shares                                              26             26
Additional paid-in capital                            165,231        168,641
Deficit                                               (16,180)       (16,180)
                                                    ---------      ---------
  Total shareholders' equity                          149,077        152,487
                                                    ---------      ---------
                                                    $ 547,331      $ 570,803
                                                    =========      =========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                            Selected Operating Ratios
                            -------------------------

                                                             Quarter ended           Quarter ended
                                                             March 31, 2000          March 31, 1999
                                                             --------------          --------------
                   Coverage Ratios(1)
                   ------------------
                Interest Coverage Ratio
EBIDTA(2)                                                       $  14,561               $  13,009
Divided by Interest expense                                         6,682                   5,736
                                                                ---------               ---------
                                                                     2.18  x                 2.27 x
              Fixed Charge Coverage Ratio
EBIDTA(2)                                                       $  14,561               $  13,009
Divided by (Interest expense                                        6,682                   5,736
                 + Preferred Dividends(2))                             50                       -
                                                                ---------               ---------
                                                                     2.16  x                 2.27 x
              Debt Service Coverage Ratio
EBIDTA(2)                                                       $  14,561               $  13,009
Divided by (Interest expense                                        6,682                   5,736
                 + Principal Amortization)                            968                     975
                                                                ---------               ---------
                                                                     1.90  x                 1.94 x
                     Payout Ratios
                     -------------
         FFO Payout Ratio - Basic and Diluted
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.12 per Share/O.P. Unit for each of
  the 1st quarters in 2000 + 1999                               $   4,294               $   4,392
FFO                                                                 7,547                   7,094
                                                                ---------               ---------
                                                                       57%                     62%
                    Overhead Ratios
                    ---------------
               G&A/Real Estate Revenues
General and Administrative expense                              $   1,293               $   1,466
Real Estate Revenues(1,2)                                          24,186                  22,726
                                                                ---------               ---------
                                                                        5%                      6%
                    Leverage Ratios
                    ---------------
Debt/Total Market Capitalization(3)
Debt                                                            $ 308,230               $ 288,497
Total Market Capitalization(4)                                    498,279                 480,665
                                                                ---------               ---------
                                                                       62%                     60%

Notes:
(1) Results for the quarter ended March 31, 2000 and 1999 are unaudited. Although the 2000 results reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim period. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's investment in unconsolidated partnerships.
(2) Represents preferred distributions on Preferred Operating partnership Units issued in 4th quarter 1999.
(3) Including the Company's pro-rata share of joint venture debt (see page 20), the Debt to Total Market Capitalization as of March 31, 2000 increases to 63%.
(4) Reference page 11 for calculation of the March 31, 2000 Total Market Capitalization.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                     Debt Analysis - Wholly Owned Properties

                                                                                                                  Principal
                                                                                                                 Balance at
Property                                    Lender                                                   Notes      March 31, 2000
--------                                    ------                                                   -----      --------------
FIXED-RATE DEBT
---------------
Valmont Plaza                               Metropolitan Life Insurance Co.                                        6,100,000
Luzerne Street Plaza                        Metropolitan Life Insurance Co.                                        2,000,000
Greenridge Plaza                            Metropolitan Life Insurance Co.                                        6,700,000
Crescent Plaza                              Metropolitan Life Insurance Co.                                       12,000,000
East End Centre                             Metropolitan Life Insurance Co.                                       14,200,000
Bloomfield Town Square                      Sun America Life Insurance Co.                                        10,272,465
Walnut Hill Shopping Center                 Sun America Life Insurance Co.                                         9,242,230
Atrium Mall                                 Sun America Life Insurance Co.                                        10,299,193
GHT Apartments                              Sun America Life Insurance Co.                                         8,235,340
Colony Apartments                           Sun America Life Insurance Co.                                         3,871,311
Gateway Mall                                Huntoon Hastings Capital Corp.                                         6,221,896
Branch Shopping Center                      North Fork Bank                                                        9,978,046
Pittston Plaza                              Anchor National Life Insurance Co.                                     3,844,005
Glen Oaks Apartments                        Lehman Brothers Holdings, Inc.                                        17,928,886
Mad River                                   Mellon Mortgage Company                                                7,536,305
Manahawkin K-Mart                           Northern Life Insurance Co. & Bankers Security Life                    5,257,477
Mountainville Shopping Center               Morgan Stanley Mortgage Capital                                        3,082,384
King's Fairground                           Morgan Stanley Mortgage Capital                                          861,855
Northside Mall                              Morgan Stanley Mortgage Capital                                        3,296,604
Dunmore Plaza                               Morgan Stanley Mortgage Capital                                        1,098,358
25th Street Plaza                           Morgan Stanley Mortgage Capital                                        7,728,482
Ft. Ogelthorpe (Cloud Springs Plaza)        Morgan Stanley Mortgage Capital                                        2,568,255
Kingston Plaza                              Morgan Stanley Mortgage Capital                                        2,204,367
Plaza 15                                    Morgan Stanley Mortgage Capital                                        2,094,388
Martintown Plaza                            Morgan Stanley Mortgage Capital                                        2,817,669
Birney Mall                                 Morgan Stanley Mortgage Capital                                        3,266,671
Midway Plaza                                Morgan Stanley Mortgage Capital                                        2,420,405
Shillington Plaza                           Morgan Stanley Mortgage Capital                                        2,796,151
Shamokin (Ames Plaza)                       Morgan Stanley Mortgage Capital                                          984,649
Shamokin Dam (Circle Plaza)                 Morgan Stanley Mortgage Capital                                        1,210,633
New Smyrna Beach Shopping Center            Morgan Stanley Mortgage Capital                                        1,484,051
Stroudsburg (Monroe Plaza)                  Morgan Stanley Mortgage Capital                                        3,682,105
Troy Plaza                                  Morgan Stanley Mortgage Capital                                        2,327,543
Northwood Centre                            Nomura Asset Capital Corporation                                      22,263,344
                                                                                                             ---------------
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT                                                                         199,875,068
                                                                                                             ===============
VARIABLE-RATE DEBT
------------------
Soundview Marketplace                       General Electric Capital Corp.                        (1)              7,097,789
Town Line                                   Fleet Bank, N.A.                                      (2)              3,952,161
Smithtown Shopping Center                   Fleet Bank, N.A.                                      (3)              9,298,281
Merrillville Plaza                          Sun America Life Insurance Co.                        (4)             13,889,060
Village Apartments                          Sun America Life Insurance Co.                        (4)              9,947,551
Marley Run Apartments                       KBC Bank                                              (5)             14,440,500
Marketplace of Absecon                      Fleet Bank, N.A.                                      (6)                      -
239 Greenwich Avenue                        First Union National Bank                             (7)             13,729,330
Berlin Plaza                                Dime Savings Bank                                     (8)              3,050,847
Towanda (Bradford Towne Center)             Dime Savings Bank                                     (8)              5,338,983
Ledgewood Mall                              Dime Savings Bank                                     (8)             19,372,882
New Louden Center                           Dime Savings Bank                                     (8)              4,576,271
Honesdale (Route 6 Mall)                    Dime Savings Bank                                     (8)              3,661,017
                                                                                                             ---------------
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT                                                                      108,354,672
                                                                                                             ---------------
TOTAL/WEIGHTED AVERAGE - ALL DEBT                                                                              $ 308,229,740
                                                                                                             ===============

(RESTUBBED TABLE)

                                                                                                   Percent of                Months
                                                 Interest                Maturity                    Total                    to
Property                                           Rate                    Date                   Indebtedness              Maturity
--------                                           ----                    ----                   ------------              --------
FIXED-RATE DEBT
---------------
Valmont Plaza                                     7.75%                  06/01/2000                   2.0%                       2
Luzerne Street Plaza                              7.75%                  06/01/2000                   0.6%                       2
Greenridge Plaza                                  7.75%                  06/01/2000                   2.2%                       2
Crescent Plaza                                    7.75%                  06/01/2000                   3.9%                       2
East End Centre                                   7.75%                  06/01/2000                   4.6%                       2
Bloomfield Town Square                            7.75%                  01/01/2001                   3.3%                       9
Walnut Hill Shopping Center                       7.75%                  01/01/2001                   3.0%                       9
Atrium Mall                                       7.75%                  01/01/2001                   3.3%                       9
GHT Apartments                                    7.75%                  01/01/2001                   2.7%                       9
Colony Apartments                                 7.75%                  01/01/2001                   1.3%                       9
Gateway Mall                                      7.50%                  09/01/2002                   2.0%                      29
Branch Shopping Center                            7.75%                  12/01/2002                   3.2%                      33
Pittston Plaza                                    7.93%                  01/01/2004                   1.2%                      46
Glen Oaks Apartments                              8.32%                  03/01/2004                   5.8%                      48
Mad River                                         9.60%                  05/23/2005                   2.4%                      63
Manahawkin K-Mart                                 7.70%                  12/01/2008                   1.7%                     106
Mountainville Shopping Center                     8.84%                  11/01/2021                   1.0%                     263
King's Fairground                                 8.84%                  11/01/2021                   0.3%                     263
Northside Mall                                    8.84%                  11/01/2021                   1.1%                     263
Dunmore Plaza                                     8.84%                  11/01/2021                   0.4%                     263
25th Street Plaza                                 8.84%                  11/01/2021                   2.5%                     263
Ft. Ogelthorpe (Cloud Springs Plaza)              8.84%                  11/01/2021                   0.8%                     263
Kingston Plaza                                    8.84%                  11/01/2021                   0.7%                     263
Plaza 15                                          8.84%                  11/01/2021                   0.7%                     263
Martintown Plaza                                  8.84%                  11/01/2021                   0.9%                     263
Birney Mall                                       8.84%                  11/01/2021                   1.1%                     263
Midway Plaza                                      8.84%                  11/01/2021                   0.8%                     263
Shillington Plaza                                 8.84%                  11/01/2021                   0.9%                     263
Shamokin (Ames Plaza)                             8.84%                  11/01/2021                   0.3%                     263
Shamokin Dam (Circle Plaza)                       8.84%                  11/01/2021                   0.4%                     263
New Smyrna Beach Shopping Center                  8.84%                  11/01/2021                   0.5%                     263
Stroudsburg (Monroe Plaza)                        8.84%                  11/01/2021                   1.2%                     263
Troy Plaza                                        8.84%                  11/01/2021                   0.8%                     263
Northwood Centre                                  9.02%                  03/11/2022                   7.2%                     267
                                                  ----                                               ----
TOTAL/WEIGHTED AVERAGE - FIXED-RATE DEBT          8.25%                                              64.8%
                                                  ====                                               ====
VARIABLE-RATE DEBT
------------------
Soundview Marketplace                             8.76%                  01/01/2002                   2.3%                      21
Town Line                                         7.66%                  03/15/2002                   1.3%                      24
Smithtown Shopping Center                         7.69%                  05/31/2002                   3.0%                      26
Merrillville Plaza                                8.09%                  08/01/2002                   4.5%                      28
Village Apartments                                8.05%                  10/01/2002                   3.2%                      30
Marley Run Apartments                             7.16%                  12/31/2002                   4.7%                      34
Marketplace of Absecon                               -                   03/01/2003                   0.0%                      36
239 Greenwich Avenue                              7.56%                  01/01/2005                   4.5%                      58
Berlin Plaza                                      7.94%                  04/01/2005                   1.0%                      61
Towanda (Bradford Towne Center)                   7.94%                  04/01/2005                   1.7%                      61
Ledgewood Mall                                    7.94%                  04/01/2005                   6.3%                      61
New Louden Center                                 7.94%                  04/01/2005                   1.5%                      61
Honesdale (Route 6 Mall)                          7.94%                  04/01/2005                   1.2%                      61
                                                  ----                                              -----
TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE DEBT       7.84%                                              35.2%
                                                  ----                                              -----
TOTAL/WEIGHTED AVERAGE - ALL DEBT                 8.10%                                             100.0%
                                                  ====                                              =====

-----------
Notes:
(1)    GECC Commercial Paper rate plus 275 basis points.
(2)    LIBOR plus 175 basis points.
(3)    LIBOR plus 178 basis points.
(4)    LIBOR plus 205 basis points.
(5)    LIBOR plus 125 basis points.
(6) This is a revolving facility for up to $7,400,000 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%). As of March 31, 2000, no amounts were drawn under this facility.
(7)    LIBOR plus 165 basis points.
(8)    LIBOR plus 175 basis points.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                   Debt Analysis - Unconsolidated Partnerships
                   -------------------------------------------


                                                                                         Total
                                                                       Acadia Realty   Principal
                                                                           Trust       Balance at    Interest   Maturity
VARIABLE-RATE DEBT(1)            Joint Venture Partner                   Ownership     03/31/2000      Rate       Date
---------------------            ---------------------                 --------------------------------------------------
Crossroads Shopping Center       Heyman-Greenburgh Associates LLC          49.0%      $ 34,992,862     7.21%   10/01/2007
                                 RMC Development Company LLC


        Summary - Wholly-Owned Properties and Unconsolidated Partnerships
--------------------------------------------------------------------------------

                                                                                                     Weighted
                                           % of                           Outstanding                   Avg.
                                          Total                             Balance                   Int. Rate
                                          ----------------------------------------------------------------------
Wholly-Owned Properties
Fixed-Rate Debt                            61%                           $ 199,875,068                   8.25%
Variable-Rate Debt                         33%                             108,354,672                   7.84%
                                                                         -------------
Wholly-Owned Properties - Total Debt       95%                             308,229,740                   8.10%
                                           ==                            =============                   ====
Unconsolidated Partnerships
Fixed-Rate Debt                             2%                               5,000,000                   7.53%
Variable-Rate Debt                          4%                              12,146,502                   7.21%
                                                                         -------------
Unconsolidated Partnerships - Total Debt    5%                              17,146,502                   7.30%
                                          ---                            -------------                   ----
   Total Company Debt                     100%                           $ 325,376,242                   8.06%
                                           ==                            =============                   ====

--------------------------------------------------------------------------------

Notes:
------

(1) Acadia Realty Trust's 49% ownership represents $17,146,502 of which $5,000,000 was fixed through a interest rate swap transaction. The interest rate for this loan is based upon LIBOR plus 105 basis points.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

Future Debt Maturities(1)
-------------------------
     (in thousands)                                                               Weighted Average Interest Rate of Maturing Debt
                              Scheduled                                        -----------------------------------------------------
       Year                  Amortization      Maturities          Total        Total Debt     Fixed-Rate Debt    Variable-Rate Debt
       ----                  ------------      ----------          -----        ----------     ---------------    ------------------
       2000                    $ 3,101          $ 41,000         $ 44,101           7.75%            7.75%               n/a
       2001                      3,476            41,226           44,702           7.75%            7.75%               n/a
       2002                      3,371            72,307           75,678           7.85%            7.65%             7.90%
       2003                      2,842                 -            2,842             n/a              n/a               n/a
       2004                      2,760            20,542           23,302           8.25%            8.25%               n/a
    Thereafter                  22,875            94,730          117,605           8.40%            8.96%             7.83%
                               -------          --------         --------
                               $ 8,425          $269,805         $308,230
                               =======          ========         ========


Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
                      1st Quarter 2000                $ 169
                      2nd Quarter 2000                    -
                      3rd Quarter 2000                    -
                      4th Quarter 2000                    -
                                                      -----
                                                      $ 169
                                                      =====

(1) Does not include debt from unconsolidated subsidiaries.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                      Portfolio by Region and Property Type
                      -------------------------------------
                                  (Square Feet)

                                                                                       Mixed-Use
                                                                                       ---------
                                        Strip     Enclosed      Total
                 Region                 Mall        Mall       Retail    Retail/Apartments  Retail/Office  Residential      Total
                 ------                 ----        ----       ------    -----------------  -------------  -----------      -----
Consolidated Properties -

New England                            951,881           -     951,881          16,834               -             -       968,715

New York Region                      1,446,050     516,492   1,962,542               -               -             -     1,962,542

Mid-Atlantic                         3,357,983     178,434   3,536,417               -               -       831,972     4,368,389

Southeast                              760,901     382,299   1,143,200               -         500,012       578,606     2,221,818

Mid-west                               703,241           -     703,241               -               -             -       703,241

South Central Mid-West                      -            -           -               -               -       628,891       628,891
                                     ---------   ---------   ---------          ------         -------     ---------    ----------
     Total consolidated properties   7,220,056   1,077,225   8,297,281          16,834         500,012     2,039,469    10,853,596

Unconsolidated Partnerships -

New York Region (1)                    311,027           -     311,027               -               -             -       311,027
                                     ---------   ---------   ---------          ------         -------     ---------    ----------
                                     7,531,083   1,077,225   8,608,308          16,834          500,012    2,039,469    11,164,623
                                     =========   =========   =========          ======          =======    =========    ==========

         % of Total Square Feet           67.5%        9.6%       77.1%            0.2%             4.5%         18.3%        100.0%


(1) This center is 49% owned by unconsolidated partnerships.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                    Commercial Properties by Region - Summary
                    -----------------------------------------

                                               -----------------------------------------------------------------------------

                                                             Gross Leasable Area                       Occupancy
                                               -----------------------------------------------------------------------------
                                                Anchors(1)         Shops          Total       Anchors     Shops       Total
                                               -----------------------------------------------------------------------------
             Retail Properties - Wholly Owned
             --------------------------------
Mid-Atlantic (2)                                2,643,443        892,974      3,536,417      94.21%      86.28%      92.21%
Midwest                                           342,786        360,455        703,241     100.00%      87.15%      93.41%
New England                                       691,348        260,533        951,881      78.83%      80.98%      79.42%
New York Region                                 1,142,286        820,256      1,962,542      89.10%      86.16%      87.87%
Southeast                                         585,181        558,019      1,143,200      85.96%      71.82%      79.06%
                                               -----------------------------------------------------------------------------
Total Retail Properties - Wholly Owned          5,405,044      2,892,237      8,297,281      90.64%      83.09%      88.01%
                                               -----------------------------------------------------------------------------

Mixed Use
---------
New England(3)                                     16,834              -         16,834      73.02%                  73.02%

Southeast                                         353,541        146,471        500,012     100.00%      85.90%      95.87%
                                               -----------------------------------------------------------------------------
Total Mixed Use                                   370,375        146,471        516,846      98.77%      85.90%      95.12%
                                               -----------------------------------------------------------------------------
GRAND TOTAL - Wholly Owned                      5,775,419      3,038,708      8,814,127      91.16%      83.22%      88.42%
                                               =============================================================================
Unconsolidated Retail Properties
--------------------------------
New York Region                                   191,363        119,664        311,027     100.00%      95.31%      98.20%
                                               -----------------------------------------------------------------------------
Total Unconsolidated Retail Properties            191,363        119,664        311,027     100.00%      95.31%      98.20%
                                               =============================================================================


(RESTUBBED TABLE)


                                               -------------------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                           Annualized Base Rent                   per Occupied Square Foot
                                               -------------------------------------------------------------------------------
                                                   Anchors         Shops          Total        Anchors      Shops       Totals
                                               -------------------------------------------------------------------------------
             Retail Properties - Wholly Owned
             --------------------------------
Mid-Atlantic (2)                               $ 10,618,996    $ 6,227,924  $ 16,846,920      $ 4.26       $ 8.08      $ 5.17
Midwest                                           2,154,268      3,989,733     6,144,001        6.28        12.70        9.35
New England                                       2,730,474      2,196,572     4,927,046        5.01        10.41        6.52
New York Region                                   8,062,845     10,283,228    18,346,073        7.92        14.55       10.64
Southeast                                         1,844,805      1,813,292     3,658,097        3.67         4.52        4.05
                                               -------------------------------------------------------------------------------
Total Retail Properties - Wholly Owned           25,411,388     24,510,749    49,922,137        5.19        10.20        6.84
                                               -------------------------------------------------------------------------------

Mixed Use
---------
New England(3)                                      830,000              -       830,000       67.52            -       67.52

Southeast                                         4,631,517      1,570,207     6,201,724       13.10        12.48       12.94
                                               -------------------------------------------------------------------------------
Total Mixed Use                                   5,461,517      1,570,207     7,031,724       14.93        12.48       14.30
                                               -------------------------------------------------------------------------------
GRAND TOTAL - Wholly Owned                     $ 30,872,905   $ 26,080,956  $ 56,953,861      $ 5.86      $ 10.31      $ 7.31
                                               ===============================================================================
Unconsolidated Retail Properties
--------------------------------
New York Region                                   1,790,546      3,195,977     4,986,523        9.36        28.02       16.33
                                               -------------------------------------------------------------------------------
Total Unconsolidated Retail Properties          $ 1,790,546    $ 3,195,977   $ 4,986,523      $ 9.36      $ 28.02     $ 16.33
                                               ===============================================================================

Notes:

General - The above occupancy figures do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants.

(2) The Company is currently redeveloping the Atrium Mall. The above amounts for the Mid-Atlantic region do not reflect the vacancy, subsequent to March 31, 2000 of the A&P Supermarket and Circuit City spaces for a total of 78,000 square feet at the Atrium Mall as part of that redevelopment. The effect of this would reduce the above occupancy for the region and wholly owned portfolio by 2.2% and 0.9%, respectively.

(3) Subsequent to March 31, 2000, the tenant leasing the balance of the retail space at this property (4,541 square feet) commenced paying rent.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                    Commercial Properties by Region - Detail
                    -----------------------------------------

                                       --------------------------------------------------------------------------------------------

                                                       Gross Leasable Area                             Occupancy
                                       --------------------------------------------------------------------------------------------
                                         Anchors(1)         Shops            Total           Anchors         Shops        Total
                                       --------------------------------------------------------------------------------------------
Retail Properties - Wholly Owned
--------------------------------
         Mid-Atlantic
         ------------
Pennsylvania
-------------
ATRIUM MALL(2)                           124,420            54,014          178,434           84.68%           54.51%       75.55%
AMES PLAZA                                90,410             7,800           98,210           65.39%          100.00%       68.14%
BIRNEY PLAZA                             135,493            58,406          193,899          100.00%          100.00%      100.00%
BLACKMAN PLAZA                           104,956            14,250          119,206          100.00%           80.70%       97.69%
BRADFORD TOWNE CENTRE                    146,499           110,220          256,719          100.00%           77.59%       90.38%
CIRCLE PLAZA                              92,171                 -           92,171          100.00%                       100.00%
DUNMORE PLAZA                             39,680             5,700           45,380          100.00%           66.67%       95.81%
EAST END CENTER                          176,200           132,227          308,427          100.00%          100.00%      100.00%
GREENRIDGE PLAZA                         144,736            52,886          197,622           57.57%           93.76%       67.25%
KINGSTON PLAZA                            51,500            13,324           64,824          100.00%          100.00%      100.00%
LUZERNE STREET SHOPPING CENTER            54,618             3,097           57,715          100.00%          100.00%      100.00%
MARK PLAZA                               157,595            56,226          213,821          100.00%           79.72%       94.67%
MONROE PLAZA                             128,129             2,440          130,569          100.00%          100.00%      100.00%
MOUNTAINVILLE SHOPPING CENTER             68,008            46,793          114,801          100.00%           89.20%       95.60%
PITTSTON PLAZA                            67,568            12,000           79,568          100.00%          100.00%      100.00%
PLAZA 15                                  81,800            31,730          113,530          100.00%           92.12%       97.80%
PLAZA 422                                124,113            30,678          154,791          100.00%           32.60%       86.64%
ROUTE 6 MALL                             119,658            55,824          175,482          100.00%           80.32%       93.74%
SHILLINGTON PLAZA                        134,607            16,135          150,742          100.00%          100.00%      100.00%
TIOGA WEST                               113,338             9,000          122,338          100.00%          100.00%      100.00%
25TH STREET SHOPPING CENTER               28,800           102,677          131,477          100.00%           89.09%       91.48%
UNION PLAZA                              217,992                 -          217,992          100.00%                       100.00%
VALMONT PLAZA                            137,817            62,347          200,164           70.09%           94.39%       77.66%
                                       --------------------------------------------------------------------------------------------
Total: Pennsylvania                    2,540,108           877,774        3,417,882           93.98%           86.04%       91.94%
                                       --------------------------------------------------------------------------------------------
Virginia
--------
KINGS FAIRGROUNDS                        103,335            15,200          118,535          100.00%          100.00%      100.00%
                                       --------------------------------------------------------------------------------------------
Total: Virginia                          103,335            15,200          118,535          100.00%          100.00%      100.00%
                                       --------------------------------------------------------------------------------------------
      Total: Mid-Atlantic              2,643,443           892,974        3,536,417           94.21%           86.28%       92.21%
                                       --------------------------------------------------------------------------------------------


(RESTUBBED TABLE)

                                       ----------------------------------------------------------------------------------------
                                                                                                  Annualized Base Rent
                                                          Annualized Base Rent                 per Occupied Square Foot
                                       ----------------------------------------------------------------------------------------
                                          Anchors            Shops            Total        Anchors        Shops        Total
                                       ----------------------------------------------------------------------------------------
Retail Properties - Wholly Owned
--------------------------------
         Mid-Atlantic
         ------------
Pennsylvania
-------------
ATRIUM MALL(2)                          $ 1,332,119         $ 455,634      $ 1,787,753      $ 12.64       $ 15.48      $ 13.26
AMES PLAZA                                   84,006            31,200          115,206         1.42          4.00         1.72
BIRNEY PLAZA                                311,544           247,450          558,994         2.30          4.24         2.88
BLACKMAN PLAZA                              204,664            58,000          262,664         1.95          5.04         2.26
BRADFORD TOWNE CENTRE                       887,469           521,802        1,409,271         6.06          6.10         6.07
CIRCLE PLAZA                                252,289                 -          252,289         2.74             -         2.74
DUNMORE PLAZA                                89,134            47,975          137,109         2.25         12.62         3.15
EAST END CENTER                           1,117,500         1,139,680        2,257,180         6.34          8.62         7.32
GREENRIDGE PLAZA                            380,000           423,981          803,981         4.56          8.55         6.05
KINGSTON PLAZA                              280,750           132,250          413,000         5.45          9.93         6.37
LUZERNE STREET SHOPPING CENTER              272,150            39,097          311,247         4.98         12.62         5.39
MARK PLAZA                                  625,776           343,852          969,628         3.97          7.67         4.79
MONROE PLAZA                                423,718            30,280          453,998         3.31         12.41         3.48
MOUNTAINVILLE SHOPPING CENTER               225,416           327,607          553,023         3.31          7.85         5.04
PITTSTON PLAZA                              492,212           114,125          606,337         7.28          9.51         7.62
PLAZA 15                                    216,988           145,825          362,813         2.65          4.99         3.27
PLAZA 422                                   262,030            63,450          325,480         2.11          6.34         2.43
ROUTE 6 MALL                                687,951           287,185          975,136         5.75          6.40         5.93
SHILLINGTON PLAZA                           367,720           209,600          577,320         2.73         12.99         3.83
TIOGA WEST                                  373,847            72,000          445,847         3.30          8.00         3.64
25TH STREET SHOPPING CENTER                 254,350         1,058,364        1,312,714         8.83         11.57        10.91
UNION PLAZA                                 938,730                 -          938,730         4.31             -         4.31
VALMONT PLAZA                               220,000           406,168          626,168         2.28          6.90         4.03
                                       ----------------------------------------------------------------------------------------
Total: Pennsylvania                      10,300,363         6,155,525       16,455,888         4.31          8.15         5.24
                                       ----------------------------------------------------------------------------------------
Virginia
--------
KINGS FAIRGROUNDS                           318,634            72,400          391,034         3.08          4.76         3.30
                                       ----------------------------------------------------------------------------------------
Total: Virginia                             318,634            72,400          391,034         3.08          4.76         3.30
                                       ----------------------------------------------------------------------------------------
      Total: Mid-Atlantic                10,618,997         6,227,925       16,846,922         4.26          8.08         5.17
                                       ----------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced

(1) The Company considers those tenants who comprise greater than 10% of a center's GLA as anchor tenants


(2) The Company is currently redeveloping the Atrium Mall. The above amounts do not reflect the vacancy, subsequent to March 31, 2000, of the A&P Supermarket and Circuit City spaces for a total of 78,000 square feet at the Atrium Mall as part of that redevelopment. The effect of this would reduce the above occupancy for the property and Mid-Atlantic region by 43.60% and 2.2%, respectively.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                    Commerical Properties by Region - Detail
                    ----------------------------------------







                                            ---------------------------------------------------------------------------------------

                                                          Gross Leasable A                                Occupancy
                                            ---------------------------------------------------------------------------------------
                                              Anchors(1)         Shops         Total       Anchors(1)       Shops            Total
                                            ---------------------------------------------------------------------------------------

Retail Properties - Wholly Owned
--------------------------------
             Midwest
             -------
Illinois
--------
HOBSON WEST PLAZA                               42,037           57,913        99,950        100.00%        85.47%           91.58%
                                            ---------------------------------------------------------------------------------------
Total: Illinois                                 42,037           57,913        99,950        100.00%        85.47%           91.58%
                                            ---------------------------------------------------------------------------------------
Indiana
-------
MERRILLVILLE PLAZA                             101,357          134,063       235,420        100.00%        90.10%           94.36%
                                            ---------------------------------------------------------------------------------------
Total: Indiana                                 101,357          134,063       235,420        100.00%        90.10%           94.36%
                                            ---------------------------------------------------------------------------------------
Michigan
--------
BLOOMFIELD TOWN SQUARE                         137,930           75,973       213,903        100.00%        76.66%           91.71%
                                            ---------------------------------------------------------------------------------------
Total: Michigan                                137,930           75,973       213,903        100.00%        76.66%           91.71%
                                            ---------------------------------------------------------------------------------------
Ohio
----
MAD RIVER STATION                               61,462           92,506       153,968        100.00%        92.55%           95.52%
                                            ---------------------------------------------------------------------------------------
Total: Ohio                                     61,462           92,506       153,968        100.00%        92.55%           95.52%
                                            ---------------------------------------------------------------------------------------
                         Total: Midwest        342,786          360,455       703,241        100.00%        87.15%           93.41%
                                            ---------------------------------------------------------------------------------------
                          New England
                          -----------
Connecticut
-----------
TOWN LINE PLAZA                                157,165           48,587       205,752        100.00%        58.84%           90.28%
                                            ---------------------------------------------------------------------------------------
Total: Connecticut                             157,165           48,587       205,752        100.00%        58.84%           90.28%
                                            ---------------------------------------------------------------------------------------
Massachusetts
-------------
METHUEN SHOPPING CENTER                        116,260           18,234       134,494         26.20%        72.58%           32.49%
CRESCENT PLAZA                                 154,865           61,230       216,095        100.00%       100.00%          100.00%
                                            ---------------------------------------------------------------------------------------
Total: Massachusetts                           271,125           79,464       350,589         68.35%        93.71%           74.10%
                                            ---------------------------------------------------------------------------------------
Rhode Island
------------
WALNUT HILL PLAZA                              170,900          107,246       278,146        100.00%        83.01%           93.45%
                                            ---------------------------------------------------------------------------------------
Total: Rhode Island                            170,900          107,246       278,146        100.00%        83.01%           93.45%
                                            ---------------------------------------------------------------------------------------
Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                  92,158           25,236       117,394         34.29%        74.91%           43.02%
                                            ---------------------------------------------------------------------------------------
Total: Vermont                                  92,158           25,236       117,394         34.29%        74.91%           43.02%
                                            ---------------------------------------------------------------------------------------
                       Total: New England      691,348          260,533       951,881         78.83%        80.98%           79.42%
                                            ---------------------------------------------------------------------------------------

(RESTUBBED TABLE)

                                            ----------------------------------------------------------------------------------------
                                                                                                      Annualized Base Rent
                                                     Annualized Base Rent                           per Occupied Square Foot
                                            ----------------------------------------------------------------------------------------
                                               Anchors(1)         Shops            Total         Anchors(1)     Shops       Total
                                            ----------------------------------------------------------------------------------------
Retail Properties - Wholly Owned
--------------------------------
             Midwest
             -------
Illinois
--------
HOBSON WEST PLAZA                              170,000           758,697          928,697          4.04          15.33       10.15
                                            ----------------------------------------------------------------------------------------
Total: Illinois                                170,000           758,697          928,697          4.04          15.33       10.15
                                            ----------------------------------------------------------------------------------------
Indiana
-------
MERRILLVILLE PLAZA                             835,417         1,379,801        2,215,218          8.24          11.42        9.97
                                            ----------------------------------------------------------------------------------------
Total: Indiana                                 835,417         1,379,801        2,215,218          8.24          11.42        9.97
                                            ----------------------------------------------------------------------------------------
Michigan
--------
BLOOMFIELD TOWN SQUARE                         629,380           672,298        1,301,678          4.56          11.54        6.64
                                            ----------------------------------------------------------------------------------------
Total: Michigan                                629,380           672,298        1,301,678          4.56          11.54        6.64
                                            ----------------------------------------------------------------------------------------
Ohio
----
MAD RIVER STATION                              519,471         1,178,937        1,698,408          8.45          13.77       11.55
                                            ----------------------------------------------------------------------------------------
Total: Ohio                                    519,471         1,178,937        1,698,408          8.45          13.77       11.55
                                            ----------------------------------------------------------------------------------------
                         Total: Midwest      2,154,268         3,989,733        6,144,001          6.28          12.70        9.35
                                            ----------------------------------------------------------------------------------------
                          New England
                          -----------
Connecticut
-----------
TOWN LINE PLAZA                                730,000           367,628        1,097,628          4.64          12.86        5.91
                                            ----------------------------------------------------------------------------------------
Total: Connecticut                             730,000           367,628        1,097,628          4.64          12.86        5.91
                                            ----------------------------------------------------------------------------------------
Massachusetts
-------------
METHUEN SHOPPING CENTER                        109,656           161,680          271,336          3.60          12.22        6.21
CRESCENT PLAZA                                 812,385           518,500        1,330,885          5.25           8.47        6.16
                                            ----------------------------------------------------------------------------------------
Total: Massachusetts                           922,041           680,180        1,602,221          4.98           9.13        6.17
                                            ----------------------------------------------------------------------------------------
Rhode Island
------------
WALNUT HILL PLAZA                              967,833           931,279        1,899,112          5.66          10.46        7.31
                                            ----------------------------------------------------------------------------------------
Total: Rhode Island                            967,833           931,279        1,899,112          5.66          10.46        7.31
                                            ----------------------------------------------------------------------------------------
Vermont
-------
THE GATEWAY SHOPPING CENTER(1)                 110,600           217,485          328,085          3.50          11.50        6.50
                                            ----------------------------------------------------------------------------------------
Total: Vermont                                 110,600           217,485          328,085          3.50          11.50        6.50
                                            ----------------------------------------------------------------------------------------
                       Total: New England    2,730,474         2,196,572        4,927,046          5.01          10.41        6.52
                                            ----------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) This property is currently under redevelopment.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                    Commerical Properties by Region - Detail
                    ----------------------------------------









                                            ---------------------------------------------------------------------------------------

                                                          Gross Leasable Area                             Occupancy
                                            ---------------------------------------------------------------------------------------
                                              Anchors(1)         Shops         Total       Anchors(1)       Shops            Total
                                            ---------------------------------------------------------------------------------------
Retail Properties - Wholly Owned
--------------------------------
         New York Region
         ---------------

New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                    27,918            96,226          124,144    100.00%        81.47%           85.64%
MARKETPLACE OF ABSECON                          44,824            46,875           91,699    100.00%        93.06%           96.45%
BERLIN SHOPPING CENTER                         127,850            57,728          185,578    100.00%        64.04%           88.81%
LEDGEWOOD MALL                                 234,675           281,817          516,492    100.00%        89.17%           94.09%
MANAHAWKIN VILLAGE SHOPPING CENTER             152,053            23,208          175,261    100.00%       100.00%          100.00%
                                             --------------------------------------------------------------------------------------
Total: New Jersey                              587,320           505,854        1,093,174    100.00%        85.70%           93.38%
                                             --------------------------------------------------------------------------------------
New York
--------
SOUNDVIEW MARKETPLACE                           66,800           113,820          180,620    100.00%        87.71%           92.26%
VILLAGE COMMONS SHOPPING CENTER                 25,192            61,963           87,155    100.00%        86.13%           90.14%
BRANCH SHOPPING CENTER                          83,670            42,142          125,812    100.00%        97.19%           99.06%
NEW LOUDEN CENTER                              226,543            25,200          251,743     45.06%       100.00%           50.56%
TROY PLAZA                                     100,709            27,770          128,479    100.00%       100.00%          100.00%
PACESETTER PARK SHOPPING CENTER                 52,052            43,507           95,559    100.00%        61.79%           82.60%
                                             --------------------------------------------------------------------------------------
Total: New York                                554,966           314,402          869,368     77.57%        86.91%           80.95%
                                             --------------------------------------------------------------------------------------

              Total: New York Region         1,142,286           820,256        1,962,542     89.10%        86.16%           87.87%

                     Southeast
                     ---------
Alabama
-------
MIDWAY PLAZA                                   105,775           101,763          207,538     79.44%        63.13%           71.44%

NORTHSIDE MALL                                 172,370           209,929          382,299     64.96%        62.34%           63.52%
                                             --------------------------------------------------------------------------------------
Total: Alabama                                 278,145           311,692          589,837     70.47%        62.60%           66.31%
                                             --------------------------------------------------------------------------------------
Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                35,980            65,341          101,321    100.00%        92.18%           94.96%
                                             --------------------------------------------------------------------------------------
Total: Florida                                  35,980            65,341          101,321    100.00%        92.18%           94.96%
                                             --------------------------------------------------------------------------------------
Georgia
-------
CLOUD SPRINGS PLAZA                             74,260            39,107          113,367    100.00%        88.49%           96.03%
                                             --------------------------------------------------------------------------------------
Total: Georgia                                  74,260            39,107          113,367    100.00%        88.49%           96.03%
                                             --------------------------------------------------------------------------------------
South Carolina
--------------
MARTINTOWN PLAZA                                91,996            41,896          133,892    100.00%        64.66%           88.94%
WESMARK PLAZA                                  104,800            99,983          204,783    100.00%        83.75%           92.07%
                                             --------------------------------------------------------------------------------------
Total: South Carolina                          196,796           141,879          338,675    100.00%        78.11%           90.83%
                                             --------------------------------------------------------------------------------------
                       Total: Southeast        585,181           558,019        1,143,200     85.96%        71.82%           79.06%
                                             --------------------------------------------------------------------------------------
Total: Retail Properties - Wholly Owned(1)   5,405,044         2,892,237        8,297,281     90.64%        83.09%           88.01%
                                             ======================================================================================

                                [RESTUBBED TABLE]

                                            ------------------------------------------------------------------------------------
                                                                                                       Annualized Base Rent
                                                            Annualized Base Rent                     per Occupied Square Foot
                                            ------------------------------------------------------------------------------------
                                              Anchors(1)            Shops           Total      Anchors(1)      Shops       Total
                                            ------------------------------------------------------------------------------------
New Jersey
----------
ELMWOOD PARK SHOPPING CENTER                     120,000         1,576,295        1,696,295        4.30        20.11       15.96
MARKETPLACE OF ABSECON                           598,264           663,497        1,261,761       13.35        15.21       14.27
BERLIN SHOPPING CENTER                           619,400           261,344          880,744        4.84         7.07        5.34
LEDGEWOOD MALL                                 1,667,101         2,874,254        4,541,355        7.10        11.44        9.34
MANAHAWKIN VILLAGE SHOPPING CENTER             1,286,874           265,180        1,552,054        8.46        11.43        8.86
                                            ------------------------------------------------------------------------------------
Total: New Jersey                              4,291,639         5,640,570        9,932,209        7.31        13.01        9.73
                                            ------------------------------------------------------------------------------------
New York
--------
SOUNDVIEW MARKETPLACE                            931,500         1,336,015        2,267,515       13.94        13.38       13.61
VILLAGE COMMONS SHOPPING CENTER                  407,055         1,234,825        1,641,880       16.16        23.14       20.90
BRANCH SHOPPING CENTER                         1,110,114           899,026        2,009,140       13.27        21.95       16.12
NEW LOUDEN CENTER                                826,630           411,090        1,237,720        8.10        16.31        9.72
TROY PLAZA                                       196,000           285,200          481,200        1.95        10.27        3.75
PACESETTER PARK SHOPPING CENTER                  299,908           476,502          776,410        5.76        17.73        9.84
                                            ------------------------------------------------------------------------------------
Total: New York                                3,771,207         4,642,658        8,413,865        8.76        16.99       11.96
                                            ------------------------------------------------------------------------------------

              Total: New York Region           8,062,846        10,283,228       18,346,074        7.92        14.55       10.64

                    Southeast
                    ---------
Alabama
-------
MIDWAY PLAZA                                     213,960           325,680          539,640        2.55         5.07        3.64

NORTHSIDE MALL                                   227,974           474,844          702,818        2.04         3.63        2.89
                                            ------------------------------------------------------------------------------------
Total: Alabama                                   441,934           800,524        1,242,458        2.25         4.10        3.18
                                            ------------------------------------------------------------------------------------
Florida
-------
NEW SMYRNA BEACH SHOPPING CENTER                 267,820           487,764          755,584        7.44         8.10        7.85
                                            ------------------------------------------------------------------------------------
Total: Florida                                   267,820           487,764          755,584        7.44         8.10        7.85
                                            ------------------------------------------------------------------------------------
Georgia
-------
CLOUD SPRINGS PLAZA                              326,030           185,270          511,300        4.39         5.35        4.70
                                            ------------------------------------------------------------------------------------
Total: Georgia                                   326,030           185,270          511,300        4.39         5.35        4.70
                                            ------------------------------------------------------------------------------------
South Carolina
--------------
MARTINTOWN PLAZA                                 296,500           161,481          457,981        3.22         5.96        3.85
WESMARK PLAZA                                    512,520           178,252          690,772        4.89         2.13        3.66
                                            ------------------------------------------------------------------------------------
Total: South Carolina                            809,020           339,733        1,148,753        4.11         3.07        3.73
                                            ------------------------------------------------------------------------------------
                       Total: Southeast        1,844,804         1,813,291        3,658,095        3.67         4.52        4.05
                                            ------------------------------------------------------------------------------------
Total: Retail Properties - Wholly Owned(1)  $ 25,411,389      $ 24,510,749     $ 49,922,138      $ 5.19      $ 10.20      $ 6.84
                                            ====================================================================================

General note The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The Company is currently redeveloping the Atrium Mall. The above amounts do not reflect the vacancy, subsequent to December 31, 1999, of the A&P Supermarket and Circuit City spaces for a total of 78,000 square feet at the Atrium Mall as part of that redevelopment. The effect of this would reduce the above occupancy for the wholly owned portfolio by 0.9%.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                    Commerical Properties by Region - Detail
                    ----------------------------------------


                                             -------------------------------------------------------------------------------------

                      Mixed Use                           Gross Leasable Area                             Occupancy
                   ---------------           -------------------------------------------------------------------------------------
                                              Anchors(1)         Shops         Total       Anchors(1)       Shops            Total
                    New England              -------------------------------------------------------------------------------------
                   ---------------
Connecticut
-----------
239 GREENWICH AVENUE(1)                       16,834                 -          16,834      73.02%                -         73.02%
                                             -------------------------------------------------------------------------------------
Total: Connecticut                            16,834                 -          16,834      73.02%                -         73.02%
                                             -------------------------------------------------------------------------------------
Total: New England                            16,834                 -          16,834      73.02%                -         73.02%
                                             -------------------------------------------------------------------------------------
                     Southeast
                     ---------
Florida
-------
NORTHWOOD CENTRE                             353,541           146,471          500,012     100.00%           85.90%        95.87%
                                             -------------------------------------------------------------------------------------
Total: Florida                               353,541           146,471          500,012     100.00%           85.90%        95.87%
                                             -------------------------------------------------------------------------------------
Total: Southeast                             353,541           146,471          500,012     100.00%           85.90%        95.87%
                                             -------------------------------------------------------------------------------------
Total: Mixed Use                             370,375           146,471          516,846      98.77%           85.90%        95.12%
                                             =====================================================================================



          Unconsolidated Retail Properties
          --------------------------------

                 New York Region
                 ---------------
New York
--------
CROSSROADS JOINT VENTURE                     138,933            57,116          196,049     100.00%           90.18%        97.14%
CROSSROADS II                                 52,430            62,548          114,978     100.00%          100.00%       100.00%
                                             -------------------------------------------------------------------------------------
Total: New York                              191,363           119,664          311,027     100.00%           95.31%        98.20%
                                             -------------------------------------------------------------------------------------
Total: New York Region                       191,363           119,664          311,027     100.00%           95.31%        98.20%
                                             -------------------------------------------------------------------------------------
Total: Unconsolidated Retail Properties      191,363           119,664          311,027     100.00%           95.31%        98.20%
                                             =====================================================================================

[RESTUB]

                                             --------------------------------------------------------------------------------------
                                                                                                      Annualized Base Rent
                      Mixed Use                              Annualized Base Rent                    per Occupied Square Foot
                   ---------------           --------------------------------------------------------------------------------------
                                               Anchors(1)          Shops           Total      Anchors(1)      Shops          Total
                    New England              --------------------------------------------------------------------------------------
                   ---------------
Connecticut
-----------
239 GREENWICH AVENUE(1)                        $ 830,000       $         -       $ 830,000      $ 67.52      $     -        $ 67.52
                                             --------------------------------------------------------------------------------------
Total: Connecticut                               830,000                 -         830,000        67.52            -          67.52
                                             --------------------------------------------------------------------------------------
Total: New England                               830,000                 -         830,000        67.52            -          67.52
                                             --------------------------------------------------------------------------------------
                     Southeast
                     ---------
Florida
-------
NORTHWOOD CENTRE                               4,631,517         1,570,207        6,201,724       13.10        12.48          12.94
                                             --------------------------------------------------------------------------------------
Total: Florida                                 4,631,517         1,570,207        6,201,724       13.10        12.48          12.94
                                             --------------------------------------------------------------------------------------
Total: Southeast                               4,631,517         1,570,207        6,201,724       13.10        12.48          12.94
                                             --------------------------------------------------------------------------------------
Total: Mixed Use                             $ 5,461,517       $ 1,570,207      $ 7,031,724     $ 14.93      $ 12.48        $ 14.30
                                             ======================================================================================



          Unconsolidated Retail Properties
          --------------------------------

                 New York Region
                 ---------------
New York
--------
CROSSROADS JOINT VENTURE                     $ 1,070,250       $ 1,382,152      $ 2,452,402      $ 7.70      $ 26.83        $ 12.88
CROSSROADS II                                    720,296         1,813,825        2,534,121       13.74        29.00          22.04
                                             --------------------------------------------------------------------------------------
Total: New York                                1,790,546         3,195,977        4,986,523        9.36        28.02          16.33
                                             --------------------------------------------------------------------------------------
Total: New York Region                         1,790,546         3,195,977        4,986,523        9.36        28.02          16.33
                                             --------------------------------------------------------------------------------------
Total: Unconsolidated Retail Properties      $ 1,790,546       $ 3,195,977      $ 4,986,523      $ 9.36      $ 28.02        $ 16.33
                                             ======================================================================================

General note The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced

(1) Subsequent to March 31, 2000, the tenant leasing the balance of the retail space at this property (4,541 square feet) commenced paying rent.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

              Top 25 Retail Tenants Ranked by Annualized Base Rent
              -----------------------------------------------------
                (excludes Joint Venture and MixedUse Properties)

                                                                                                       Percentage of Total
                                                                                                   Represented by Retail Tenant
                                                 Number of                                      -----------------------------------
                              Retail             Stores in        Total    Annualized Base           Total          Annualized Base
Ranking                       Tenant             Portfolio         GLA          Rent(1)         Portfolio GLA(2)        Rent(2)
-------                       ------             ---------        -----    ---------------      ----------------    ---------------
   1        Kmart                                     9          924,282     $ 3,431,692              11.1%                6.9%
   2        Ames(3)                                  10          738,530       2,211,140               8.9%                4.4%
   3        Price Chopper                             6          267,197       1,558,720               3.2%                3.1%
   4        Grand Union                               4          174,570       1,367,778               2.1%                2.7%
   5        A&P (Waldbaum's, Superfresh)(4)           2          109,828       1,338,346               1.3%                2.7%
   6        Eckerd Drug(5)                           16          179,324       1,330,509               2.2%                2.7%
   7        T.J. Maxx                                 7          205,193       1,142,633               2.5%                2.3%
   8        Walmart                                   2          232,540       1,116,575               2.8%                2.2%
   9        Shaw's                                    2          102,617       1,014,684               1.2%                2.0%
  10        Acme (Albertson's)                        3          109,064       1,004,080               1.3%                2.0%
  11        Circuit City(4)                           2           65,925         925,157               0.8%                1.9%
  12        Redner's Supermarket                      2          111,739         837,112               1.3%                1.7%
  13        PharMor                                   2           90,471         796,710               1.1%                1.6%
  14        Sears                                     2          159,640         703,230               1.9%                1.4%
  15        Fashion Bug(6)                           10          122,950         687,343               1.5%                1.4%
  16        Penn Traffic                              2           85,896         635,811               1.0%                1.3%
  17        Stern's (Federated)                       1           74,815         618,075               0.9%                1.2%
  18        CVS                                       6           62,610         599,323               0.8%                1.2%
  19        Payless Shoe Source                      12           41,209         553,470               0.5%                1.1%
  20        JC Penney                                 2           72,580         546,747               0.9%                1.1%
  21        Clearview Cinemas(7)                      1           25,400         517,500               0.3%                1.0%
  22        Blockbuster Video                         4           23,266         495,521               0.3%                1.0%
  23        Office Depot                              3           83,821         443,481               1.0%                0.9%
  24        Walgreens                                 2           18,978         420,024               0.2%                0.8%
  25        King Kullen                               1           41,400         414,000               0.5%                0.8%
                                                   ----        ---------    ------------              ----                ----
                              Total                 113        4,123,845    $ 24,709,661              49.7%               49.5%
                                                   ====        =========    ============              ====                ====

(1) Base rents do not include percentage rents, additional rents for property expense reimbursements, and contractual rent escalations due after March 31, 2000.

(2) Represents total GLA and annualized base rent for the Company's retail properties excluding mixeduse and joint venture properties.

(3) Does not include 76,641 square feet leased to Ames at the New Loudon Shopping Center for which rent has not yet commenced.

(4) The Company is currently redeveloping the Atrium Mall. The above amounts do not reflect the vacancy, subsequent to March 31, 2000, of the A&P Supermarket, representing 45,163 square feet and $608,346 of rents, and the Circuit City space, representing 32,631 square feet and $437,828 of rents, in connection with that redevelopment. Although these tenants have ceased operations, they are obligated, and continue, to pay rent pursuant to their leases.

(5) Subsidiary of JC Penney.

(6) This tenant pays percentage rent only (no minimum rent) at 8 of these locations. Included in the above rent is $576,093 of percentage rent paid for calander 1999.

(7) Subsidiary of Cablevision.

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties - Wholly Owned
---------------------------------------

New England
------------

     Connecticut
     -----------
         TOWN LINE PLAZA, ROCKY HILL (Strip Mall)
               WALMART (1)                                  92,500            n/a     $       -   $     -
               WALDBAUMS                                    64,665     03/08/2017       730,000     11.29 (7) 5 YEAR (6 MONTHS)
                                                          --------                    -------------------
               Total: TOWN LINE PLAZA                      157,165                      730,000     11.29
                                                          --------                    -------------------
     Massachusetts
     -------------
         METHUEN SHOPPING CENTER, METHUEN (Strip Mall)
               DEMOULAS SUPER MARKETS                       30,460     01/31/2005       109,656      3.60 (2) 5 YEAR
                                                          --------                    -------------------
               Total: METHUEN SHOPPING CENTER               30,460                      109,656      3.60
                                                          --------                    -------------------
         CRESCENT PLAZA, BROCKTON (Strip Mall)
               BRADLEES                                    104,640     01/31/2009       295,425      2.82 (1) 8 YR & (2) 5 YEAR
               SHAWS SUPERMARKETS                           50,225     12/31/2012       516,960     10.29 (6) 5 YEAR (6 MONTHS)
                                                          --------                    -------------------
               Total: CRESCENT PLAZA                       154,865                      812,385      5.25
                                                          --------                    -------------------
     Rhode Island
     ------------
         WALNUT HILL PLAZA, WOONSOCKET (Strip Mall)
               A.J. WRIGHT                                  28,648     04/30/2004       164,726      5.75 (3) 5 YEARS (6 MONTHS)
               BRUNSWICK INDOOR RECREATION                  29,160     04/02/2005        47,383      1.62  --
               SEARS                                        60,700     08/31/2003       258,000      4.25 (6) 5 YEAR (12 MONTHS)
               SHAWS SUPERMARKETS                           52,392     12/31/2013       497,724      9.50 (6) 5 YEAR (9 MONTHS)
                                                          --------                    -------------------
               Total: WALNUT HILL PLAZA                    170,900                      967,833      5.66
                                                          --------                    -------------------
     Vermont
     -------
         THE GATEWAY SHOPPING CENTER, BURLINGTON
               (Strip Mall)(2)
               GRAND UNION                                  31,600     06/30/2005       110,600      3.50 (1) 5 YEAR (1 2 MONTHS)
                                                          --------                    -------------------
               Total: THE GATEWAY SHOPPING CENTER           31,600                      110,600      3.50
                                                          --------                    -------------------

Total: New England                                         544,990                    2,730,474      5.01
                                                          ========                    ===================

(1) This space is contiguous to the Company's property and is not owned by the Company.
(2) This property is currently undergoing redevelopment.

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Retail Anchor Properties - Wholly Owned
---------------------------------------
New York Region
---------------
     New Jersey
     ----------
         ELMWOOD PARK SHOPPING CENTER, ELMWOOD PARK
               (Strip Mall)
               GRAND UNION                                   27,918    04/30/2001       120,000    4.30 -
                                                          ---------                   ------------------
               Total: ELMWOOD PARK SHOPPING CENTER           27,918                     120,000    4.30
                                                          ---------                   ------------------
         MARKETPLACE OF ABSECON, ABSECON (Strip Mall)
               ACME MARKETS                                  44,824    04/30/2015       598,264   13.35 (8) 5 YEAR (12 MONTHS)
                                                          ---------                   ------------------
               Total: MARKETPLACE OF ABSECON                 44,824                     598,264   13.35
                                                          ---------                   ------------------
         BERLIN SHOPPING CENTER, BERLIN (Strip Mall)
               ACME MARKETS                                  32,040    04/30/2005       320,400   10.00 (2) 5 YEAR (6 MONTHS)
               KMART                                         95,810    11/30/2004       299,000    3.12 (5) 5 YEAR (6 MONTHS)
                                                          ---------                   ------------------
               Total: BERLIN SHOPPING CENTER                127,850                     619,400    4.84
                                                          ---------                   ------------------
         LEDGEWOOD MALL, LEDGEWOOD (Mall)
               THE SPORTS AUTHORITY                          52,205    05/31/2007       225,000    4.31 (6) 5 YEAR (1 5 MONTHS)
               STERN'S DEPARTMENT STORES(1)                  61,900    01/31/2005       553,500    8.94 (1) 5 YEAR (6 MONTHS)
               WAL-MART                                     120,570    03/31/2019       888,601    7.37 (6) 5 YEAR (6 MONTHS)
                                                          ---------                   ------------------
               Total: LEDGEWOOD MALL                        234,675                   1,667,101    7.10
                                                          ---------                   ------------------
         MANAHAWKIN VILLAGE, MANAHAWKIN (Strip Mail)
               KMART                                        112,434    01/31/2019       843,255    7.50 (8) 5 YEAR (12 MONTHS)
               MANDEE'S                                       8,000    01/31/2004        80,000   10.00 (4) 5 YEARS (6 MONTHS)
               HOYTS                                         31,619    11/30/2018       363,618   11.50 (4) 5 YEAR (6 MONTHS)
                                                          ---------                   ------------------
               Total: MANAHAWKIN VILLAGE SH CENTER          152,053                   1,286,873    8.46
                                                          ---------                   ------------------

     New York
     --------
         SOUNDVIEW MARKETPLACE, PORT WASHINGTON
               (Strip Mall)
               KING KULLEN                                   41,400    09/26/2007       414,000   10.00 (3) 5 YEAR (11 MONTHS)
               CLEARVIEW CINEMA                              25,400    05/31/2010       517,500   20.37 (4) 5 YEAR (12 MONTHS)
                                                          ---------                   ------------------
               Total: SOUNDVIEW MARKETPLACE                  66,800                     931,500   13.94
                                                          ---------                   ------------------
         SMITHTOWN SHOPPING CENTER, SMITHTOWN (Strip Mall)
               DAFFY'S                                       16,125    05/30/2008       262,031   16.25 (4) 5 YEAR (12 MONTHS)
               WALGREENS EASTERN CO. INC.                     9,067    12/31/2021       145,024   15.99 -
                                                          ---------                   ------------------
               Total: SMITHTOWN SHOPPING CENTER              25,192                     407,055   16.16
                                                          ---------                   ------------------
         THE BRANCH SHOPPING CENTER, SMITHTOWN
               (Strip Mall)
               GRAND UNION                                   63,000    11/30/2013       837,270   13.29 (1) 1 0 YEAR & (1) 5 YEAR
               PERGAMENT HOME CENTERS                        20,670    10/31/2004       272,844   13.20 (3) 5 YEAR (12 MONTHS)
                                                          ---------                   ------------------
               Total: RD BRANCH ASSOCIATES L.P.              83,670                   1,110,114   13.27
                                                          ---------                   ------------------
         NEW LOUDON CENTER, LATHAM (Strip Mall)
               MARSHALLS                                     26,015    01/31/2004       104,060    4.00 (1) 5 YEAR (12 MONTHS)
               PRICE CHOPPER                                 76,060    05/31/2015       722,570    9.50 (4) 5 YEAR (12 MONTHS)
                                                          ---------                   ------------------
               Total: NEW LOUDEN CENTER                     102,075                     826,630    8.10
                                                          ---------                   ------------------
         TROY PLAZA, TROY (Strip Mall)
               AMES                                          71,665    05/31/2001       140,000    1.95 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                                 29,044    09/30/2004        56,000    1.93 (2) 5 YEAR
                                                          ---------                   ------------------
               Total: TROY PLAZA                            100,709                     196,000    1.95
                                                          ---------                   ------------------
         PACESETTER PARK SHOPPING CENTER, POMONA
               (Strip Center)
               GRAND UNION                                   52,052    08/31/2020       299,908    5.76 (2) 10 YEAR
                                                          ---------                   ------------------
               Total: PACESETTER PARK SHOPPING CENTER        52,052                     299,908    5.76
                                                          ---------                   ------------------
Total: New York Region                                    1,017,818                   8,062,845    7.92
                                                          =========                   ==================

(1) The tenant has recently expanded bringing the total space to 74,815 s.f. with rents of $618,075.

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic
-----------
     Pennsylvania
     ------------
         ATRIUM MALL, ABINGTON (Mall)
               CIRCUIT CITY(1)                             32,631      01/31/2009       475,688   14.58 Not Operating
               A&P(1)                                      45,163      01/31/2009       608,346   13.47 Not Operating
               TJ MAXX                                     27,565      01/31/2004       248,085    9.00 (2) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: ATRIUM MALL                         105,359                     1,332,119   12.64
                                                          -------                     ------------------
         AMES PLAZA, SHAMOKIN (Strip Mall)
               AMES                                        59,116      01/31/2003        84,006    1.42 (2) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: AMES PLAZA                           59,116                        84,006    1.42
                                                          -------                     ------------------
         BIRNEY PLAZA, MOOSIC (Strip Mall)
               BIG LOTS                                    30,537      01/31/2003       106,880    3.50 (1) 5 YEAR (6 MONTHS)
               KMART                                      104,956      10/31/2004       204,664    1.95 (9) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: BIRNEY PLAZA                        135,493                       311,544    2.30
                                                          -------                     ------------------
         BLACKMAN PLAZA, WILKESBARRE (Strip Mail)
               KMART                                      104,956      10/31/2004       204,664    1.95 (9) 5 YEAR (1 2 MONTHS)
                                                          -------                     ------------------
               Total: BLACKMAN PLAZA                      104,956                       204,664    1.95
                                                          -------                     ------------------
         BRADFORD TOWNE CENTRE, TOWANDA (Strip Mall)
               KMART                                       94,841      03/31/2019       474,205    5.00 (10) 5 YEAR (6 MONTHS)
               PENN TRAFFIC                                51,658      09/30/2014       413,264    8.00 (2) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: BRADFORD TOWNE CENTRE               146,499                       887,469    6.06
                                                          -------                     ------------------
         CIRCLE PLAZA, SHAMOKIN DAM (Strip Mall)
               KMART                                       92,171      11/07/2004       252,289    2.74 (9) 5 YEAR (1 2 MONTHS)
                                                          -------                     ------------------
               Total: CIRCLE PLAZA                         92,171                       252,289    2.74
                                                          -------                     ------------------
         DUNMORE PLAZA, DUNMORE (Strip Mall)
               ECKERD DRUGS                                13,205      11/30/2004        89,134    6.75 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                               26,475      11/30/2005             -       - (3) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: DUNMORE PLAZA                        39,680                        89,134    2.25
                                                          -------                     ------------------
         EAST END CENTER, WILKESBARRE (Strip Mall)
               AMES                                        83,000      01/31/2007       436,000    5.25 (6) 5 YEAR (6 MONTHS)
               PHARMOR                                     43,200      03/31/2003       324,000    7.50 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                               50,000      04/30/2008       357,500    7.15 (4) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: EAST END CENTER                     176,200                     1,117,500    6.34
                                                          -------                     ------------------

(1) The Company is currently redeveloping the Atrium Mall. These tenants are in the process of vacating their spaces subsequent to March 31, 2000 in connection with the redevelopment.

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic (continued)
-----------------------
     Pennsylvania
     ------------
         GREENRIDGE PLAZA, SCRANTON (Strip Mall)
               AMES                                        83,330      01/31/2007     380,000      4.56 (6) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: GREENRIDGE PLAZA                     83,330                     380,000      4.56
                                                          -------                     ------------------
         KINGSTON PLAZA, KINGSTON (Strip Mall)
               DOLLAR GENERAL                               6,500      06/30/2001      35,750      5.50 (2) 3 YEAR (6 MONTHS)
               PRICE CHOPPER                               45,000      12/31/2006     245,000      5.44 (4) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: KINGSTON PLAZA                       51,500                     280,750      5.45
                                                          -------                     ------------------
         LUZERNE STREET SHOPPING CENTER. SCRANTON
               (Strip Mall)
               ECKERD DRUGS                                14,000      04/30/2004      94,500      6.75 (3) 5 YEAR (6 MONTHS)
               PRICE CHOPPER                               40,618      04/30/2004     177,650      4.37 (4) 5 YEAR (12 MONTHS)
                                                          -------                     ------------------
               Total: LUZERNE STREET SHOPPING CENTER       54,618                     272,150      4.98
                                                          -------                     ------------------
         MARK PLAZA, EDWARDSVILLE (Strip Mall)
               KMART                                      104,956      10/31/2004     204,664      1.95 (10) 5 YEAR (12 MONTHS)
               REDNER'S MARKET                             52,639      05/31/2018     421,112      8.00 (2) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: MARK PLAZA                          157,595                     625,776      3.97
                                                          -------                     ------------------
         MONROE PLAZA, STROUDSBURG (Strip Mall)
               AMES                                        61,489      01/29/2009      94,434      1.54 (3) 5 YEAR
               ECKERD DRUGS                                13,716      10/31/2002      48,006      3.50 (2) 5 YEAR (6 MONTHS)
               SHOP-RITE                                   52,924      10/31/2005     281,278      5.31 (3) 5 & (1) 3 YEAR
                                                          -------                     ------------------
               Total: MONROE PLAZA                        128,129                     423,718      3.31
                                                          -------                     ------------------
         MOUNTAINVILLE SHOPPING CENTER, ALLENTOWN
               (Strip Mail)
               ACME MARKETS                                32,200      06/30/2004      85,416      2.65 Not Operating
               ECKERD                                      15,808      04/30/2004      60,000      3.80 (4) 5 YEAR (6 MONTHS)
               KLING'S HANDYMAN                            20,000      01/31/2002      80,000      4.00 (1) 5 YEAR (6 MONTHS)
                                                          -------                     ------------------
               Total: MOUNTAINVILLE SHOPPING CENTER        68,008                     225,416      3.31
                                                          -------                     ------------------
         PITTSTON PLAZA, PITTSTON (Strip Mail)
               ECKERD DRUGS                                 8,468      06/30/2006      76,212      9.00 (2) 5 YEAR (6 MONTHS)
               REDNER'S MARKETS                            59,100      12/31/2018     416,000      7.04 (2) 5 YEAR
                                                          -------                     ------------------
               Total: PITTSTON PLAZA                       67,568                     492,212      7.28
                                                          -------                     ------------------

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Retail Anchor Properties - Wholly Owned
---------------------------------------

Mid-Atlantic (continued)
-----------------------

     Pennsylvania
     ------------
         PLAZA 15, LEWISBURG (Strip Mail)
               AMES                                          53,000    04/30/2001        121,900   2.30 (4) 5 YEAR (6 MONTHS)
               WEIS MARKETS                                  28,800    12/31/2001         95,088   3.30 (4) 5 YEAR (3 MONTHS)
                                                          ---------                   ------------------
               Total: PLAZA 15                               81,800                      216,988   2.65
                                                          ---------                   -----------------
         PLAZA 422, LEBANON (Strip Mall)
               PLAYTIME INC, (Subleased from Giant)          40,783    09/23/2004        132,030   3.24 (5) 5 YEAR
               AMES                                          83,330    10/31/2001        130,000   1.56 (4) 5 YEAR (6 MONTHS)
                                                          ---------                   -----------------
               Total: PLAZA 422                             124,113                      262,030   2.11
                                                          ---------                   -----------------
         ROUTE 6 MALL, HONESDALE (Strip Mall)
               KMART                                        119,658    04/30/2020        687,951   5.75 (10) 5 YEAR (AUTOMATIC)
                                                          ---------                   -----------------
               Total: ROUTE 6 MALL                          119,658                      687,951   5.75
                                                          ---------                   -----------------
         SHILLINGTON PLAZA, READING (Strip Mall)
               KMART                                         94,500    07/31/2004        261,000   2.76 (9) 5 YEAR (12 MONTHS)
               WEIS MARKETS                                  40,107    08/31/2001        106,720   2.66 (3) 5 YEAR (12 MONTHS)
                                                          ---------                   -----------------
               Total: SHILLINGTON PLAZA                     134,607                      367,720   2.73
                                                          ---------                   -----------------
         TIOGA WEST,TUNKHANNOCK (Strip Mall)
               AMES                                          53,000    05/31/2005        111,300   2.10 (2) 5 YEAR (6 MONTHS)
               ECKERD DRUGS                                  12,600    03/31/2000         40,000   3.17 (1) 5 YEAR (6 MONTHS)
               FASHION BUG (Pays percentage rent only)       13,500    11/30/2009              -      - (3) 5 YEAR (6 MONTHS)
               PENN TRAFFIC                                  34,238    09/30/2014        222,547   6.50 (1) 5 YEAR & (1) 4 YEAR
                                                          ---------                   -----------------
               Total: TIOGA WEST                            113,338                      373,847   3.30
                                                          ---------                   -----------------
         25TH STREET SHOPPING CENTER, EASTON (Strip Mall)
               CVS                                           13,400    12/31/2005        127,300   9.50 (1) 5 YEAR (6 MONTHS)
               PETCO                                         15,400    01/31/2009        127,050   8.25 (2) 5 YEAR
                                                          ---------                   -----------------
               Total: 25TH STREET SHOPPING CENTER            28,800                      254,350   8.83
                                                          ---------                   -----------------
         UNION PLAZA, NEW CASTLE (Strip Mall)
               AMES                                          94,000    01/31/2017        493,500   5.25 (2) 5 YEAR
               PEEBLES                                       25,052    01/31/2018              -      - (3) 3 YEAR (AUTOMATIC)
               SEARS                                         98,940    10/25/2011        445,230   4.50 (4) 5 YEAR
                                                          ---------                   -----------------
               Total: UNION PLAZA                           217,992                      938,730   4.31
                                                          ---------                   -----------------
         VALMONT PLAZA, WEST HAZELTON (Strip Mall)
               AMES                                          96,600    01/31/2007        220,000   2.28 (3) 5 YEAR (6 MONTHS)
                                                          ---------                   -----------------
               Total: VALMONT PLAZA                          96,600                      220,000   2.28
                                                          ---------                   -----------------
     Virginia
     --------
         KINGS FAIRGROUNDS, DANVILLE (Strip Mail)
               CVS                                           12,160    02/28/2002         29,184   2.40 (2) 5 YEAR
               SCHEWEL FURNITURE                             60,200    01/31/2001        165,550   2.75 (2) 5 YEAR (3 MONTHS)
               TRACTOR SUPPLY CO.                            30,975    11/30/2008        123,900   4.00 (3) 5 YEAR (6 MONTHS)
                                                          ---------                   -----------------
               Total: KINGS FAIRGROUNDS                     103,335                      318,634   3.08
                                                          ---------                   -----------------
     Total: Mid-Atlantic                                  2,490,465                   10,618,997   4.26
                                                          =========                   =================

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Retail Anchor Properties - Wholly Owned
---------------------------------------

Southeast
---------
     Alabama
     -------
         MIDWAY PLAZA, OPELIKA (Strip Mail)
               BEALL'S OUTLET                              30,000      04/30/2001        30,000   1.00  -
               EASTWYNN THEATRES                           25,238      06/30/2005       114,580   4.54 (2) 5 YEAR (12 MONTHS)
               OFFICE DEPOT                                28,787      10/31/2007        69,380   2.41 (3) 5 YEAR (AUTOMATIC)
                                                          -------                     -----------------
               Total: MIDWAY PLAZA                         84,025                       213,960   2.55
                                                          -------                     -----------------
         NORTHSIDE MALL, DOTHAN (Mail)
               WALMART                                    111,970      01/31/2004       227,974   2.04 (6) 5 YEAR (6 MONTHS)
                                                          -------                     -----------------
               Total: NORTHSIDE MALL                      111,970                       227,974   2.04
                                                          -------                     -----------------
     Florida
     -------
         NEW SMYRNA BEACH SHOPPING CNTR, NEW SMYRNA BEACH
               (Strip Mall)
               HARDBODIES FAMILY FITNESS                   11,200      08/31/2008        44,800   4.00  -
               THEATRE MANAGEMENT INC.(1)                  24,780      11/30/2005       223,020   9.00 (4) 5 YEAR (6 MONTHS)
                                                          -------                     -----------------
               Total: NEW SMYRNA BEACH SHOPPING CNTR       35,980                       267,820   7.44
                                                          -------                     -----------------
     Georgia
     -------
         CLOUD SPRINGS PLAZA, FORT OGLETHORPE (StripMall)
               BIG LOTS                                    30,000      10/31/2000        99,000   3.30 (1) 5 YEAR
               FOOD LION                                   29,000      01/31/2011       181,250   6.25 (4) 5 YEAR
               W.S. BADCOCK                                15,260      09/28/2005        45,780   3.00 (1) 5 YEAR (6 MONTHS)
                                                          -------                     -----------------
               Total: CLOUD SPRINGS PLAZA                  74,260                       326,030   4.39
                                                          -------                     -----------------
     South Carolina
     --------------
         MARTINTOWN PLAZA, NORTH AUGUSTA (Strip Mail)
               BELK STORE                                  44,000      01/31/2004       154,000   3.50 (4) 5 YEAR (6 MONTHS)
               OFFICE DEPOT                                29,996      06/30/2008       142,500   4.75 (2) 5 YEAR (12 MONTHS)
               OLD AMERICA STORES L.P.(2)                  18,000      11/30/2008             -      -
                                                          -------                     -----------------
               Total: MARTINTOWN PLAZA                     91,996                       296,500   3.22
                                                          -------                     -----------------
         WESMARK PLAZA, SUMTER (Strip Mail)
               GOODY'S                                     24,960      05/31/2005       162,240   6.50 (2) 5 YEAR (6 MONTHS)
               OLD AMERICA STORES L.P.(2)                  30,000      01/31/2007             -      -
               STAPLES                                     21,840      09/30/2005        98,280   4.50 (3) 5 YEAR (6 MONTHS)
               THEATRE MANAGEMENT INC.                     28,000      05/31/2009       252,000   9.00 (2) 5 YEAR (6 MONTHS)
                                                          -------                     -----------------
               Total: WESMARK PLAZA                       104,800                       512,520   4.89
                                                          -------                     -----------------
     Total: Southeast                                     503,031                     1,844,804   3.67
                                                          =======                     =================

(1) The tenant has recently expanded bringing the total space to 35,280 s.f. with rents of $349,020.
(2) These tenants have vacated their space.

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Retail Anchor Properties - Wholly Owned
---------------------------------------

Midwest
-------
     Illinois
     --------
         HOBSON WEST PLAZA, NAPERVILLE (Strip Mail)
               EAGLE FOOD CENTERS                             42,037   11/30/2007       170,000     4.04 (5) 5 YEAR (6 MONTHS)
                                                           ---------               ---------------------
               Total: HOBSON WEST PLAZA,                      42,037                    170,000     4.04
                                                           ---------               ---------------------
     Indiana
     -------
         MERRILLVILLE PLAZA, MERILLVILLE (Strip Mall)
               JC PENNEY                                      50,000   01/31/2008       450,000     9.00 (2) 5 YEAR (12 MONTHS)
               OFFICEMAX                                      26,157   07/31/2008       202,717     7.75 (4) 5 YEAR (6 MONTHS)
               TJX COMPANIES INC.                             25,200   01/31/2004       182,700     7.25 (1) 5 YEAR (6 MONTHS)
                                                           ---------               ---------------------
               Total: MERRILLVILLE PLAZA                     101,357                    835,417     8.24
                                                           ---------               ---------------------
     Michigan
     --------
         BLOOMFIELD TOWN SQUARE, BLOOMFIELD HILLS
               (Strip Mall)
               BURLINGTON COAT FACTORY                        43,200     01/31/09             -        - Lease was terminated 4/1/00
               DRUG EMPORIUM                                  37,230   10/31/2000       223,380     6.00 (4) 5 YEAR (6 MONTHS)
               OFFICEMAX                                      21,500   06/30/2010       172,000     8.00 (3) 5 YEAR (9 MONTHS)
               TJ MAXX                                        36,000   03/31/2003       234,000     6.50 (2) 5 YEAR (6 MONTHS)
                                                           ---------               ---------------------
               Total: BLOOMFIELD TOWN SQUARE                 137,930                    629,380     4.56
                                                           ---------               ---------------------
     Ohio
     ----
         MAD RIVER STATION - RETAIL, DAYTON (Strip Mall)
               BABIES 'R' US                                  33,147   02/28/2005       243,630     7.35 (3) 5 YEAR
               OFFICE DEPOT                                   25,038   08/31/2005       231,601     9.25 (1) 5 YEAR
                                                           ---------               ---------------------
               Total: MAD RIVER STATION - RETAIL SPACE        58,185                    475,231     8.17
                                                           ---------               ---------------------
         MAD RIVER STATION  - OFFICE, DAYTON
               GUARANTY FUNDING                                3,277   08/31/2000        44,240    13.50
                                                           ---------               ---------------------
               Total: MAD RIVER STATION - OFFICE SPACE         3,277                     44,240    13.50
                                                           ---------               ---------------------
     Total: Midwest                                          342,786                  2,154,268     6.28
                                                           ---------               ---------------------
Total: Retail Anchor Properties-Wholly Owned               4,899,090               $ 25,411,388   $ 5.19
                                                           =========               =====================

Mixed Use
---------
New England
-----------
     Connecticut
     -----------
         239 GREENWICH AVE., GREENWCH
               (Mixed Use - Retail/Apts)
               RESTORATION HARDWARE INC.                      12,293   04/30/2015  $    830,000   $67.52 (2) 5 YEARS (6 MONTHS)
                                                           ---------               ---------------------
               Total: 239 GREENWICH AVE.                      12,293                    830,000    67.52
                                                           ---------               ---------------------
     Total: New England                                       12,293                    830,000    67.52
                                                           ---------               ---------------------
Southeast
---------
     Florida
     -------
         NORTHWOOD CENTRE, TALLAHASSEE
               (Mixed Use - Retail/Office)
               DPR #790:0070                                 123,387   04/30/2006     1,645,697    13.34 (5) 1 YEAR
               DEPT OF HEALTH #640:0078(1)                    59,150   04/30/2004       847,620    14.33 (10) 1 YEAR (6 MTHS)
               DCF #590:1998                                 119,054   07/31/2005     1,963,200    16.49 (1) 6 YEAR & (2) 2 YEAR
               PUBLIX SUPERMARKET                             51,950   06/30/2005       175,000     3.37 (4) 5 YEAR
                                                           ---------               ---------------------
               Total: NORTHWOOD CENTRE                       353,541                  4,631,517    13.10
                                                           ---------               ---------------------
     Total: Southeast                                        353,541                  4,631,517    13.10
                                                           ---------               ---------------------
Total: Mixed Use                                             365,834               $  5,461,517   $14.93
                                                           =========               =====================

(1) The Company has received notification that this Florida State agency intends on vacating their space in June of 2000.

                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           MARCH 31, 2000

                                        Anchor Tenant Summary
                                        ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                    Property/Tenant Name                  Square         Lease          Annual    Annual
                      (Type of Center)                    Footage      Expiration        Rent    Rent PSF  Options/Required Notice
------------------------------------------------------------------------------------------------------------------------------------
               THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)
Unconsolidated Retail Properties
--------------------------------

New York Region
---------------

     New York
     --------
         CROSSROADS SHOPPING CENTER,WHITEPLAINS,
               (Strip Mall)
               KMART                                      100,725      01/31/2012   $  566,250    $ 5.62 (5) 5 YEAR (9 MONTHS)
               WALDBAUMS                                   38,208      12/31/2007      504,000     13.19 (5) 5 YEAR (9 MONTHS)
               B. DALTON                                   12,430      05/28/2012      321,813     25.89 (2) 5 YEAR (18 MONTH)
               MODELL'S                                    15,000      01/11/2002      204,733     13.65 NONE
               PERGAMENT                                   25,000      02/28/2009      193,750      7.75 (2) 5 YEAR (12 MONTHS)
                                                          -------                   --------------------
               Total: CROSSROADS SHOPPING CENTER          191,363                    1,790,546      9.36
                                                          -------                   --------------------
     Total: New York Region                               191,363                    1,790,546      9.36
                                                          -------                   --------------------
Total: Unconsolidated Retail Properties                   191,363                   $1,790,546    $ 9.36
                                                          =======                   ====================

                                    Page 34

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                                Lease Expirations
                                -----------------

                                            ----------------------------------------------------------------------------------------
                                                                Gross Leased Area                        Annualized Base Rent
                                                                -----------------                        --------------------
                                            Number of                        Percent                           Percent       Average
                                             Leases         Square             of                                of            per
                                            Expiring        Footage           Total              Amount         Total        Sq. Ft.
                                            ----------------------------------------------------------------------------------------
Retail Properties
      Anchor Tenant Expirations
                2000                            4             113,707         2.32%               366,620       1.44%          3.22
                2001                            9             401,520         8.20%               945,008       3.72%          2.35
                2002                            3              45,876         0.94%               157,190       0.62%          3.43
                2003                            5             229,553         4.69%             1,006,886       3.96%          4.39
                2004                           21           1,075,075        21.94%             3,555,400      14.01%          3.31
                2005                           17             513,822        10.49%             2,820,549      11.10%          5.49
                2006                            2              53,468         1.09%               321,212       1.26%          6.01
                2007                            8             457,359         9.34%             1,914,380       7.53%          4.19
                2008                            8             232,453         4.74%             1,583,448       6.23%          6.81
                2009(1)                         8             393,323         8.03%             1,852,943       7.29%          4.71
                2010                            2              46,900         0.96%               689,500       2.71%         14.70
                2011                            2             127,940         2.61%               626,480       2.47%          4.90
                2012                            1              50,225         1.03%               516,960       2.03%         10.29
                2013                            2             115,392         2.36%             1,334,994       5.25%         11.57
                2014                            2              85,896         1.75%               635,811       2.50%          7.40
                2015                            2             120,884         2.47%             1,320,834       5.20%         10.93
                2017                            2             158,665         3.24%             1,223,500       4.81%          7.71
                2018                            4             168,410         3.44%             1,200,731       4.73%          7.13
                2019                            3             327,845         6.69%             2,206,061       8.68%          6.73
                2020                            2             171,710         3.50%               987,859       3.89%          5.75
                2021                            1               9,067         0.17%               145,024       0.57%         15.99
                                              ------------------------------------            -------------------------------------
           Total Occupied                     108           4,899,090       100.00%           $25,411,390     100.00%        $ 5.19

--------------------------------------------------------------------------------
           Total Vacant                                       505,954
                                                            ---------
           Total Square Feet                                5,405,044
                                                            =========
--------------------------------------------------------------------------------

(1) The Company is currently redeveloping the Atrium Mall. The above amounts include the A&P Supermarket, which comprises 45,163 square feet and $608,346 of rents, and Circuit City, which comprises 32,631 square feet and $437,828 of rents, both which are in the process of vacating the center in connection with that redevelopment. Both leases were originally scheduled to expire in 2009.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                                Lease Expirations
                                -----------------

                                            ----------------------------------------------------------------------------------------
                                                                Gross Leased Area                        Annualized Base Rent
                                                                -----------------                        --------------------
                                            Number of                        Percent                           Percent       Average
                                             Leases         Square             of                                of            per
                                            Expiring        Footage           Total              Amount         Total        Sq. Ft.
                                            ----------------------------------------------------------------------------------------
Retail Properties
      Shop Tenant Expirations
                     Month to Month            54             215,932         8.99%           $ 1,355,313        5.53%        $ 6.28
                          2000                 69             203,566         8.47%             1,954,683        7.97%          9.60
                          2001                 89             289,141        12.03%             2,997,900       12.23%         10.37
                          2002                 83             342,349        14.25%             3,389,031       13.83%          9.90
                          2003                 73             281,973        11.73%             3,016,385       12.31%         10.70
                          2004                 56             245,698        10.22%             2,880,749       11.75%         11.72
                          2005                 40             204,226         8.50%             2,153,605        8.79%         10.55
                          2006                 16              97,240         4.05%               871,880        3.56%          8.97
                          2007                 12              93,525         3.89%             1,036,131        4.23%         11.08
                          2008                 20             116,162         4.83%             1,458,403        5.95%         12.55
                          2009                 22             156,177         6.50%             1,637,267        6.68%         10.48
                          2010                  4              46,640         1.94%               294,880        1.20%          6.32
                          2011                  3              22,358         0.93%               293,254        1.20%         13.12
                          2014                  2              31,411         1.31%               357,500        1.46%         11.38
                          2015                  1               8,500         0.35%               127,500        0.52%         15.00
                          2019                  1              14,887         0.62%               236,800        0.97%         15.91
                          2020                  1              33,294         1.39%               449,469        1.83%         13.50
                                              -------------------------------------           --------------------------------------
           Total Occupied                     546           2,403,079       100.00%           $24,510,750      100.00%       $ 10.20

           ----------------------------------------------------------
           Total Vacant                                       489,158
                                                            ---------
           Total Square Feet                                2,892,237
                                                            =========
           ----------------------------------------------------------

                                    Page 36

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                                Lease Expirations
                                -----------------

                                            ----------------------------------------------------------------------------------------
                                                                Gross Leased Area                        Annualized Base Rent
                                                                -----------------                        --------------------
                                            Number of                        Percent                           Percent       Average
                                             Leases         Square             of                                of            per
                                            Expiring        Footage           Total              Amount         Total        Sq. Ft.
                                            ----------------------------------------------------------------------------------------
Retail Properties
      Total Retail Expirations
                     Month to Month            54             215,932         2.96%           $ 1,355,313        2.71%        $ 6.28
                          2000                 73             317,273         4.34%             2,321,303        4.65%          7.32
                          2001                 98             690,661         9.46%             3,942,908        7.90%          5.71
                          2002                 86             388,225         5.32%             3,546,221        7.10%          9.13
                          2003                 78             511,526         7.01%             4,023,271        8.06%          7.87
                          2004                 77           1,320,773        18.09%             6,436,149       12.89%          4.87
                          2005                 57             718,048         9.83%             4,974,154        9.96%          6.93
                          2006                 18             150,708         2.06%             1,193,092        2.39%          7.92
                          2007                 20             550,884         7.54%             2,950,511        5.91%          5.36
                          2008                 28             348,615         4.77%             3,041,851        6.09%          8.73
                          2009(1)              30             549,500         7.53%             3,490,210        6.99%          6.35
                          2010                  6              93,540         1.28%               984,380        1.97%         10.52
                          2011                  5             150,298         2.06%               919,734        1.84%          6.12
                          2012                  1              50,225         0.69%               516,960        1.04%         10.29
                          2013                  2             115,392         1.58%             1,334,994        2.67%         11.57
                          2014                  4             117,307         1.61%               993,311        1.99%          8.47
                          2015                  3             129,384         1.77%             1,448,334        2.90%         11.19
                          2017                  2             158,665         2.17%             1,223,500        2.45%          7.71
                          2018                  4             168,410         2.31%             1,200,731        2.41%          7.13
                          2019                  4             342,732         4.69%             2,442,861        4.89%          7.13
                          2020                  3             205,004         2.81%             1,437,328        2.88%          7.01
                          2021                  1               9,067         0.12%               145,024        0.31%         15.99
                                              -------------------------------------            -------------------------------------
           Total Occupied                     654           7,302,169       100.00%            49,922,140      100.00%          6.84


           ----------------------------------------------------------
           Total Vacant                                       995,112
                                                            ---------
           Total Square Feet                                8,297,281
                                                            =========
           ----------------------------------------------------------

(1) The Company is currently redeveloping the Atrium Mall. The above amounts include the A&P Supermarket, which comprises 45,163 square feet and $608,346 of rents, and Circuit City, which comprises 32,631 square feet and $437,828 of rents, both of which are in the process of vacating the center in connection with that redevelopment. Both leases were originally scheduled to expire in 2009.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                                Lease Expirations
                                -----------------

                                           -----------------------------------------------------------------------------------------
                                                                Gross Leased Area                        Annualized Base Rent
                                                                -----------------                        --------------------
                                            Number of                        Percent                           Percent       Average
                                             Leases         Square             of                                of            per
                                            Expiring        Footage           Total              Amount         Total        Sq. Ft.
                                            ----------------------------------------------------------------------------------------
Mixed Use Expirations
                     Month to Month             7              22,797         4.64%         $   281,464         4.00%       $ 12.35
                          2000                  6              38,485         7.83%             492,165         7.00%         12.79
                          2001                  6              36,259         7.37%             499,362         7.10%         13.77
                          2003                  3               6,627         1.35%              99,050         1.41%         14.95
                          2004(1)               4              66,911        13.61%             958,218        13.63%         14.32
                          2005                  3             174,873        35.57%           2,169,111        30.85%         12.40
                          2006                  2             133,137        27.08%           1,695,097        24.11%         12.73
                          2009                  1                 266         0.05%               7,257         0.10%         27.28
                          2015                  1              12,293         2.50%             830,000        11.80%         67.52
                                             --------------------------------------         ---------------------------------------
           Total Occupied                      33             491,648       100.00%           7,031,724       100.00%         14.30


           ----------------------------------------------------------
           Total Vacant                                        25,198
                                                              -------
           Total Square Feet                                  516,846
                                                              =======
           ----------------------------------------------------------

(1) The Company has received notification that the Florida Department of Health intends on vacating their space in June of 2000. This lease, originally set to expire in 2004, comprises 59,150 square feet and $826,917 of annual rent.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                                Lease Expirations
                                -----------------

                                            ----------------------------------------------------------------------------------------
                                                                Gross Leased Area                        Annualized Base Rent
                                                                -----------------                        --------------------
                                            Number of                        Percent                           Percent       Average
                                             Leases         Square             of                                of            per
                                            Expiring        Footage           Total              Amount         Total        Sq. Ft.
                                            ----------------------------------------------------------------------------------------
Total Portfiolio Expirations
                     Month to Month           61             238,729         3.06%              1,636,777       2.87%          6.86
                          2000                79             355,758         4.56%              2,813,468       4.94%          7.91
                          2001               104             726,920         9.33%              4,442,270       7.80%          6.11
                          2002                86             388,225         4.98%              3,546,221       6.23%          9.13
                          2003                81             518,153         6.65%              4,122,321       7.24%          7.96
                          2004(1)             81           1,387,684        17.80%              7,394,367      12.98%          5.33
                          2005                60             892,921        11.46%              7,143,265      12.54%          8.00
                          2006                20             283,845         3.64%              2,888,189       5.07%         10.18
                          2007                20             550,884         7.07%              2,950,511       5.18%          5.36
                          2008                28             348,615         4.47%              3,041,851       5.34%          8.73
                          2009(2)             31             549,766         7.05%              3,497,467       6.14%          6.36
                          2010                 6              93,540         1.20%                984,380       1.73%         10.52
                          2011                 5             150,298         1.93%                919,734       1.61%          6.12
                          2012                 1              50,225         0.64%                516,960       0.91%         10.29
                          2013                 2             115,392         1.48%              1,334,994       2.34%         11.57
                          2014                 4             117,307         1.51%                993,311       1.74%          8.47
                          2015                 4             141,677         1.82%              2,278,334       4.00%         16.08
                          2017                 2             158,665         2.04%              1,223,500       2.15%          7.71
                          2018                 4             168,410         2.16%              1,200,731       2.11%          7.13
                          2019                 4             342,732         4.40%              2,442,861       4.29%          7.13
                          2020                 3             205,004         2.63%              1,437,328       2.52%          7.01
                          2021                 1               9,067         0.12%                145,024       0.27%         15.99
                                             -------------------------------------             ------------------------------------
           Total Occupied                    687           7,793,817       100.00%             56,953,864     100.00%          7.31


           ----------------------------------------------------------
           Total Vacant                                    1,020,310
                                                           ---------
           Total Square Feet                               8,814,127
                                                           =========
           ----------------------------------------------------------

(1) The Company has received notification that the Florida Department of Health intends on vacating their space in June of 2000. This lease, originally set to expire in 2004, comprises 59,150 square feet and $826,917 of annual rent.

(2) The Company is currently redeveloping the Atrium Mall. The above amounts include the A&P Supermarket, which comprises 45,163 square feet and $608,346 of rents, and Circuit City, which comprises 32,631 square feet and $437,828 of rents, both of which are in the process of vacating the center in connection with that redevelopment. Both leases were originally scheduled to expire in 2009.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                                Lease Expirations
                                -----------------

                                            ----------------------------------------------------------------------------------------
                                                                Gross Leased Area                        Annualized Base Rent
                                                                -----------------                        --------------------
                                            Number of                        Percent                           Percent       Average
                                             Leases         Square             of                                of            per
                                            Expiring        Footage           Total              Amount         Total        Sq. Ft.
                                            ----------------------------------------------------------------------------------------
Joint Ventures
                     Month to Month             3               8,610         2.77%            $  95,700         1.92%         11.11
                          2000                  1               3,162         1.02%               61,928         1.24%         19.59
                          2001                  1               1,650         0.53%               48,675         0.98%         29.50
                          2002                  7              31,517        10.13%              688,070        13.80%         21.83
                          2003                  5              20,241         6.51%              626,518        12.56%         30.95
                          2004                  7              30,516         9.81%              784,249        15.73%         25.70
                          2005                  5              16,015         5.15%              450,675         9.04%         28.14
                          2006                  3               5,260         1.69%              150,818         3.02%         28.67
                          2007                  4              44,238        14.22%              702,099        14.08%         15.87
                          2008                  3              10,201         3.28%              241,883         4.85%         23.71
                          2009                  2              26,462         8.51%              247,844         4.97%          9.37
                          2012                  2             113,155        36.38%              888,063        17.81%          7.85
                                              -------------------------------------            -------------------------------------
           Total Occupied                      43             311,027       100.00%            4,986,522       100.00%         16.03


           ----------------------------------------------------------
           Total Vacant                                         5,610
                                                              -------
           Total Square Feet                                  316,637
                                                              =======
           ----------------------------------------------------------

                                    Page 40

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000

                      Residential (Multi-family) Properties
                      -------------------------------------

                                                                                                                        % Leased
                 Property                                 Location                 Square Feet             Units      March 31, 2000
                 --------                                 --------                 -----------             -----      --------------
               MID-ATLANTIC

                 Maryland
                 --------
           Glen Oaks Apartments                           Greenbelt                  557,772                463            99%

          Marley Run Apartments                            Pasadena                  274,200                336            94%

              North Carolina
              --------------
            Village Apartments                          Winston Salem                578,606                600            77%

                 MIDWEST

                 Missouri
                 --------
Gate House, Holiday House, Tiger Village,                  Columbia                  628,891               874             96%
            Colony Apartments                                                      ---------             -----             --

                  Totals                                                           2,039,469             2,273             92%
                                                                                   =========             =====             ==



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000


                         Properties Under Redevelopment
                         ------------------------------

                                                                                                         Expected
                                                              Projected     Projected     Projected       Date of
                      Type of         Total      Costs          Costs          Total        Return       Stabilized
    Center             Center          GLA      Incurred      Remaining        Cost         on Cost      Operatons        Anchors
    ------            -------         -----     --------      ---------     ---------     ---------      ----------       -------
Gateway Mall       Strip Center      119,452    $7,131,000    $ 4,869,000   $12,000,000     11.0%      4th Qtr. 2001    Grand Union

Elmwood Park       Strip Center      155,000    $        -    $11,900,000   $11,900,000     11.3%      3rd Qtr. 2002    A & P and
                                                                                                                        Walgreen's

 Future Redevelopment Properties
 -------------------------------

Atrium Mall        Enclosed Mall                   178,434

Methuen            Strip Center                    134,494

Northside Mall     Enclosed Mall                   382,299



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 MARCH 31, 2000


                             Unencumbered Properties
                             -----------------------


           Center                           Location                    GLA
           ------                           --------                    ---
Blackman Plaza                           WilkesBarre, PA              121,206

Mark Plaza                               Edwardsville, PA             215,981

Union Plaza                              New Castle, PA               192,940

Wesmark Plaza                            Sumter, SC                   215,198

Manahawkin Shopping Center               Manahawkin, NJ               143,737
(excludes Kmart)

Elmwood Park Shopping Center             Elmwood, NJ                  124,144

Methuen Shopping Center                  Methuen, CT                  129,494

Plaza 422                                Lebanon, PA                  154,791

Tioga West                               Tunkhannock, PA              122,338

Pacesetter Park Shopping Center          Ramapo, New York              95,559

Hobson West Plaza                        Naperville, IL                99,950
                                                                    ---------
Total Unencumbered Properties                                       1,615,338
                                                                    =========